                           SPDR(R) INDEX SHARES FUNDS

                         Supplement dated August 1, 2007
                     to Statement of Additional Information
                      dated June 19, 2007, as supplemented

     Investors are advised that the below-listed Funds are not yet in operation:

          SPDR(R) S&P(R) ASIA PACIFIC ETF
          SPDR(R) S&P(R) EUROPE ETF

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ETFSAISUPP

                               DJ STOXX 50(R) ETF
                             DJ EURO STOXX 50(R) ETF
                         SPDR(R) S&P(R) ASIA PACIFIC ETF
                    SPDR(R) S&P(R) EMERGING ASIA PACIFIC ETF
                            SPDR(R) S&P(R) CHINA ETF
                       SPDR(R) S&P(R) EMERGING MARKETS ETF
                           SPDR(R) S&P(R) BRIC 40 ETF
                            SPDR(R) S&P(R) EUROPE ETF
                       SPDR(R) S&P(R) EMERGING EUROPE ETF
                    SPDR(R) S&P(R) EMERGING LATIN AMERICA ETF
                SPDR(R) S&P(R) EMERGING MIDDLE EAST & AFRICA ETF
                         SPDR(R) S&P(R) WORLD EX-US ETF
                   SPDR(R) S&P(R) INTERNATIONAL SMALL CAP ETF
                SPDR(R) DJ WILSHIRE INTERNATIONAL REAL ESTATE ETF
              SPDR(R) FTSE/MACQUARIE GLOBAL INFRASTRUCTURE 100 ETF
                           SPDR(R) MSCI ACWI EX-US ETF
                   SPDR(R) RUSSELL/NOMURA PRIME(TM) JAPAN ETF
                 SPDR(R) RUSSELL/NOMURA SMALL CAP(TM) JAPAN ETF

                  (each a "Fund" and collectively, the "Funds")

                       STATEMENT OF ADDITIONAL INFORMATION

                June 19, 2007 (as supplemented on August 1, 2007)

The Funds are separate exchange-traded "index funds," each of which is a series of SPDR(R) Index Shares Funds (the "Trust"), and are offered by this Statement of Additional Information ("SAI"). SSgA Funds Management, Inc. is the investment adviser ("Adviser") for each Fund. State Street Global Markets, LLC is the principal underwriter ("Principal Underwriter") for each Fund's shares.

The Report of Independent Registered Public Accounting Firm, financial highlights, and financial statements of the DJ STOXX 50 ETF and the DJ EURO STOXX 50 ETF (collectively, the "Stoxx Funds") included in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 2006 are incorporated herein by reference. The other Funds discussed in this SAI (collectively, the "New Funds") had not commenced operations as of September 30, 2006 and therefore they did not have any financial information to report for the period listed above.

This SAI is not a Prospectus. It should be read in conjunction with each Fund's Prospectus, as may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. A copy of the Funds' current Prospectuses may be obtained without charge by calling toll-free 1-866-787-2257. The Prospectuses contain more complete information about the Funds. You should read it carefully before investing.

                             SPDR INDEX SHARES FUNDS

ETFSAI

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General Description of the Trust                                               3
Additional Investment Policies and Restrictions                                3
Additional Index Information                                                   6
Investment Restrictions                                                        7
Special Considerations and Risks                                               8
Exchange Listing and Trading                                                  10
Management of the Trust                                                       11
Brokerage Transactions                                                        19
Book Entry Only System                                                        20
Control Persons and Principal Holders of Securities                           21
Creation and Redemption of Creation Units                                     24
Determination of Net Asset Value                                              28
Dividends and Distributions                                                   29
Taxes                                                                         29
Capital Stock and Shareholder Reports                                         34
Counsel and Independent Registered Public Accounting Firm                     34
Financial Statements                                                          34
Appendix A-Local Market Holiday Schedules                                    A-1
Appendix B-Proxy Voting Policies                                             B-1

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended ("1940 Act") and the offering of each Fund's shares is registered under the Securities Act of 1933, as amended. The Trust currently consists of eighteen (18) Funds as described on the front cover.

The Trust was organized as a Massachusetts business trust on February 14, 2002. Prior to August 1, 2007, the Trust was known as the streetTRACKS(R) Index Shares Funds. The investment objective of each Fund is to seek to provide investment results that, before expenses, correspond generally to the total return performance, or the price and yield performance, of a specified market index (each, an "Index"). The shares of each Fund are referred to herein as "Shares." The Stoxx Funds commenced operations on October 15, 2002; the SPDR Russell/Nomura PRIME(TM) Japan ETF and the SPDR Russell/Nomura Small Cap Japan ETF commenced operations on November 9, 2006; the SPDR DJ Wilshire International Real Estate ETF commenced operations on December 15, 2006; the SPDR MSCI ACWI ex-US ETF commenced operations on January 10, 2007; the SPDR FTSE/Macquarie Global Infrastructure 100 ETF commenced operations on January 25, 2007; The SPDR S&P Emerging Asia Pacific ETF, the SPDR S&P China ETF, the SPDR S&P Emerging Markets ETF, the SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF and the SPDR S&P Emerging Middle East & Africa ETF commenced operations on March 19, 2007; the SPDR S&P World ex-US ETF, the SPDR S&P International Small Cap ETF commenced operations on April 20, 2007; the SPDR S&P BRIC 40 ETF commenced operations on June 19, 2007; and the remaining New Funds had not commenced operations prior to the date of this SAI.

Except as described in greater detail under "Dividend Reinvestment Service," each Fund offers and issues Shares at their net asset value only in aggregations of a specified number of shares (each, a "Creation Unit"). Each Fund offers and issues Creation Units generally in exchange for a basket of equity securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). Shares are listed on the New York Stock Exchange (the "NYSE") (Stoxx Funds only) and the American Stock Exchange (New Funds only) (the "AMEX" and together with the NYSE, the "Exchanges") and trade at market prices. These prices may differ from the net asset values of the Shares. Shares are also redeemable only in Creation Unit aggregations (except upon termination of a Fund), and generally in exchange for portfolio securities and a specified cash payment ("Cash Redemption Amount"). A Creation Unit of each Fund consists of 50,000 Shares, 100,000 Shares or other aggregation thereof as set forth in each Fund's prospectus.

The Trust reserves the right to offer a "cash" option for purchases and redemptions of Creation Units (subject to applicable legal requirements) although it has no current intention of doing so. Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust an amount of cash in such amount as set forth in the Participant Agreement (as defined below). See "PURCHASE AND REDEMPTION OF CREATION UNITS." In each instance of such cash purchases or redemptions, the Trust may impose, with respect to the Stoxx Funds, in addition to the fixed Creation or Redemption Transaction Fee, an additional transaction fee of up to four times the fixed Creation or Redemption Transaction Fee.

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

The following supplements the information contained in the Prospectus concerning additional investment policies and restrictions of the Funds.

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. This means that with each Fund may invest a greater portion of its assets in the securities of a single issuer. The securities of a particular issue may constitute a greater portion of an Index of a Fund and therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse affect on the Fund's performance or subject the Fund's shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain

Funds and makes it less likely that such Funds will meet their investment objectives.

CONCENTRATION. In addition, some of the Funds may concentrate their investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Index of a Fund and consequently the Fund's investment portfolio. This may adversely affect the Fund's performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies.

LENDING PORTFOLIO SECURITIES. Each Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Adviser deems qualified. Because the assets that are pledged as collateral to each Fund in connection with these loans generate income, securities lending may enable a Fund to earn additional income that may partially offset the expenses of such Fund, and thereby, reduce the effect that expenses have on such Fund's ability to provide investment results that substantially correspond to the price and yield, or total return performance, of its Index.

Loans of portfolio securities may not exceed 33 1/3% of a Fund's total assets. The documentation for these loans provides that a Fund will receive collateral equal to at least 105% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined, plus accrued interest and dividends. Each Fund will pay reasonable administrative and custodial fees in connection with the loan of securities and invests collateral in money market instruments or funds that invest exclusively in money market instruments.

Lending securities enables a Fund to earn additional income but could result in a loss or delay in recovering these securities. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by the Adviser. Each Fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A Fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by the Adviser. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any of its loans at any time. Each Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

Pursuant to procedures adopted by the Funds' Board of Trustees, UBS Securities LLC has been retained to serve as lending agent for the Stoxx Funds. In the future, subject to approval by the Board of Trustees, State Street or a third party agent may act as lending agent for the other Funds in addition to or including the Stoxx Funds. State Street is an affiliate of the Adviser.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian until repurchased. No more than an aggregate of 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

OTHER MONEY MARKET INSTRUMENTS. In addition to repurchase agreements, the Funds may invest in other high quality, short-term, U.S. dollar-denominated money market instruments of U.S. and foreign issuers. These instruments may include obligations of banks, time deposits and depository institutions, government and U.S. government agency securities, commercial paper and other short-term obligations issued by corporations, partnerships, trusts or other entities, corporate bonds and notes, variable and floating rate securities, funding agreements, guaranteed investment contracts, variable amount master demand notes, participation interests in any of the foregoing, reverse repurchase agreements, investment companies which invest exclusively in such money market instruments (subject to applicable limitations under Section 12(d)(1) of the 1940 Act), and private investment vehicles similar to money market funds, including one managed by the Adviser.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS. Each Fund may utilize exchange-traded futures and options contracts and swap agreements. Each Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or CFTC regulation or interpretation."

Futures Contracts and Options -- Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

Restrictions on the Use of Futures and Options -- In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA. The funds reserve the right to engage in transaction involving futures and option thereon to the extent allowed by the Commodity Futures Trading Commission ("CFTC") regulations in effect from time to time and in accordance with each Fund's policies. Each Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian ban, cash or equivalents. When it has a short futures position it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Short Sales "Against the Box" -- Each Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Swap Agreements -- Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

Future Developments -- Each Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

ADDITIONAL INDEX INFORMATION

STOXX Limited provides and services the Dow Jones STOXX(R) indexes. STOXX Limited was founded in 1997 as a joint venture between Deutsche Boerse AG, Dow Jones & Company, Euronext Paris SA and SWX Swiss Exchange. The Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index were launched in February 1998, in advance of the European Monetary Union, the launch of the euro and the creation of the Eurozone on January 1, 1999.

When the Dow Jones STOXX indexes were created in 1998, the intention was to provide a complete and fully integrated family of market indicators for the European market. While the benchmark indexes resulting from this outlook were innovative in their own right, regional blue-chip indexes were more conspicuously absent from the types of indexes available to investors. The most widely used blue-chip indexes at that time were typically calculated by local exchanges with a variety of incompatible methodologies and consisting wholly of stocks listed on those exchanges.

The Dow Jones STOXX 50 and Dow Jones EURO STOXX 50 Indexes were born out of this need for a set of consistently designed pan-European measures. The indexes track the large-cap markets of the European and Eurozone regions. Both these Dow Jones STOXX blue-chip indexes are designed to be suitable as the basis for investment products, such as derivatives and exchange-traded funds. Their components have a high degree of liquidity and represent the largest companies across all 18 market sectors defined by the Dow Jones Global Classification Standard.

Derived from the broader total market indexes for each of the two regions, Europe and the Eurozone, these two blue-chip indexes each represent about 60% of the market capitalization of their underlying benchmarks. The Dow Jones STOXX 50 Index covers Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Dow Jones EURO STOXX 50 Index covers the same countries, excluding Denmark, Norway, Sweden, Switzerland and the United Kingdom.

Index Universe -- The index universe for the Dow Jones STOXX 50 Index is defined as all components of the 18 Dow Jones STOXX(R) 600 Supersector indexes. The Dow Jones STOXX 600 Supersector indexes contain the 600 largest stocks traded on the major exchanges of 17 European countries. The index universe for the Dow Jones EURO STOXX 50 Index is defined as all components of the 18 Dow Jones EURO STOXX Supersector indexes. The Dow Jones EURO STOXX Supersector indexes represent the Eurozone portion of the Dow Jones STOXX Total Market Index, which in turn covers 95% of the total market capitalization of the stocks traded on the major exchanges of 17 European countries. "Dow Jones STOXX 600" and "Dow Jones EURO STOXX" are service marks of Dow Jones & Company, Inc. and STOXX Limited.

Selection List -- For each of the 18 Dow Jones STOXX 600 TMI Supersector indexes, the component stocks are ranked by free-float market capitalization. The largest stocks are added to the selection list until the coverage is close to, but still less than, 60% of the free-float market capitalization of the corresponding Dow Jones STOXX Total Market Supersector Index. If the next-ranked stock brings the coverage closer to 60% in absolute terms, then it is also added to the selection list. Any remaining stocks that are current Dow Jones STOXX 50 Index components are added to the selection list. The stocks on the selection list are ranked by free-float market capitalization. In exceptional cases, the STOXX Limited Supervisory Board may make additions and deletions to the selection list.

Within each of the 18 Dow Jones EURO STOXX TMI Supersector Indexes, the component stocks are ranked by free-float market capitalization. The largest stocks are added to the selection list until the coverage is close to, but still less than, 60% of the free-float market capitalization of the corresponding Dow Jones EURO STOXX Total Market Supersector Index. If the next-ranked stock brings the coverage closer to 60% in absolute terms, then it is also added to the selection list. Any remaining stocks that are current Dow Jones EURO STOXX 50 Index components are added to the selection list. The stocks on the selection list are ranked by free-float market capitalization. In exceptional cases, the STOXX Limited Supervisory Board may make additions and deletions to the selection list.

Stock Selection -- The 40 largest stocks on the selection list for each index are chosen as components. Any remaining current components of the index ranked between 41 and 60 are added as index components. If the component number is still below 50, then the largest stocks on the selection list are added until the index contains 50 stocks.

Review Frequency -- Index composition is reviewed annually in September.

Weighting -- The indexes are each weighted by free-float market capitalization. Each component's weight is capped at 10% of the index's total free-float market capitalization. Weights are reviewed quarterly.

Information with respect to the benchmark Index for each of the New Funds is set forth in each New Fund's Prospectus, as may be revised from time to time.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote of the lesser of
(1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Change its investment objective (except for the SPDR FTSE/Macquarie Global Infrastructure 100 ETF);

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the relevant index for the purchase of Creation Units);

4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets);

5. Purchase, hold or deal in real estate, but a Fund may purchase and sell securities that are issued by companies that invest or deal in real estate assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short, except short sales "against the box"; or

9. Invest in commodities or commodity contracts, except that a Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts.

10. Concentrate its investments in an industry (i.e. hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; or

3. Under normal circumstances:

     a. with respect to the Stoxx Funds, invest less than 90% of its total assets in component securities that comprise its relevant benchmark Index;

     b. with respect to the New Funds (except the SPDR S&P BRIC 40 ETF), invest less than 90% of its total assets in component securities that comprise its relevant benchmark Index or in American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs") based on the securities in its Index; and

     c. with respect to the SPDR S&P BRIC 40 ETF, invest less than 80% of its total assets in component securities that comprise its relevant benchmark Index or in ADRs or GDRs based on the securities in its Index.

          Prior to any change in a Fund's 90% investment policy or 80% investment policy, as applicable, such Fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, each Fund's Prospectus.

GENERAL. Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the indexes are listed on a recognized securities exchange in Europe, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS. Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

A Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in stocks.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to the benchmark index if the index underlying the futures contracts differs from the benchmark index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). The Funds and, in particular, the SPDR DJ Wilshire International Real Estate ETF, may invest in REITs to the extent that their underlying Indexes invest in REITs. REITs pool investor's funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under "Buying and Selling the Funds" and "Pricing and Valuation." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Shares trade on the Exchanges at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of Shares of any Fund will continue to be met.

An Exchange may, but is not required to, remove the shares of a Fund from listing if (1) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days, (2) the value of the underlying Index on which the Fund is based is no longer calculated or available, (3) the IOPV (as defined below) of the Fund is no longer calculated or available; or (4) any other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of a Fund.

As in the case of other stocks traded on Exchanges, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide current Share pricing information with respect to the Stoxx Funds, the NYSE disseminates an updated indicative optimized portfolio value ("IOPV") relating to each Fund as calculated by Bloomberg, L.P. ("Bloomberg"). In order to provide current Share pricing information with respect to all other Funds, the AMEX calculates and disseminates an updated IOPV relating to each Fund. The IOPV calculations are based on local closing prices and may not reflect events that occur subsequent to the local market's close. As a result, premiums and discounts between the IOPV and the market price could be affected. IOPVs also will be disseminated to providers of financial data via the National Market System. IOPVs are disseminated for each Fund every 15 seconds during regular Exchange trading hours of 9:30 a.m., New York time to 4:00 p.m., New York time. Neither the Trust, nor the Adviser, nor any of its affiliates are involved in or responsible for any aspect of the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

An IOPV is solely an estimate of the current market value per Share of a Fund. As such, IOPVs are not, and should not be taken to be, a real time update of the net asset value per Share of a Fund, which is calculated only once daily, normally at 4:00 p.m., New York time. Further, IOPVs are not, and should not be taken to be, the price at which Shares may be purchased or sold in the secondary market.

The Trust reserves the right to adjust the stock prices of Shares of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which each Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of the Funds are listed and traded on the applicable Exchange.

MANAGEMENT OF THE TRUST

The Trust is a Massachusetts business trust governed by a Board of Trustees. The Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Adviser, are listed below:

TRUSTEES AND OFFICERS OF THE TRUST

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                    TERM OF           PRINCIPAL             IN FUND
                                                   OFFICE AND       OCCUPATION(S)           COMPLEX               OTHER
           NAME, ADDRESS          POSITION(S)      LENGTH OF         DURING PAST           OVERSEEN           DIRECTORSHIPS
         AND DATE OF BIRTH        WITH FUNDS      TIME SERVED          5 YEARS            BY TRUSTEE         HELD BY TRUSTEE
         -----------------      --------------   -------------   ----------------------  -----------   -------------------------
TRUSTEES
INTERESTED TRUSTEE
JAMES E. ROSS*                  Interested       Unlimited       President, SSgA Funds        73       SPDR Series Trust
SSgA Funds Management, Inc.     Trustee/         Elected:        Management, Inc.                      (Trustee); Select Sector
State Street Financial Center   President        November        (2005-present);                       SPDR Trust (Trustee);
One Lincoln Street                               2005/May 2005   Principal, SSgA Funds                 State Street Master
Boston, MA 02111                                                 Management, Inc.                      Funds Trust (Trustee);
6/24/65                                                          (2001-present);                       and State Street
                                                                 Senior Managing                       Institutional Investment
                                                                 Director, State                       Trust (Trustee).
                                                                 Street Global
                                                                 Advisors
                                                                 (2006-present);
                                                                 Principal, State
                                                                 Street Global Advisors
                                                                 (2000 to 2006).

INDEPENDENT TRUSTEES
DAVID M. KELLY                  Independent      Unlimited       Retired.                     64       Chicago Stock Exchange
420 Sabal Palm Lane             Trustee          Elected:                                              (Public Governor/
Vero Beach, FL 32963                             July 2004                                             Director);
10/10/38                                                                                               Penson Worldwide Inc.
                                                                                                       (Director);
                                                                                                       Custodial Trust Co.
                                                                                                       (Director);
                                                                                                       SPDR Series Trust
                                                                                                       (Trustee).

FRANK NESVET                    Independent      Unlimited       Chief Executive              64       SPDR Series Trust
c/o SPDR Index Shares Funds     Trustee          Elected:        Officer, Libra                        (Trustee); The
State Street Financial Center                    July 2004       Group, Inc.                           Massachusetts Health &
One Lincoln Street                                               (1998-present)(a                      Education Tax Exempt Trust
Boston, MA 02111                                                 financial services                    (Trustee).
9/24/43                                                          consulting company).

HELEN F. PETERS                 Independent      Unlimited       Professor of                 64       Tradeware Global
133 South Street                Trustee          Elected:        Finance, Carroll                      (Director); BJ's Wholesale
Needham, MA 02492                                July 2004       School of Management,                 Clubs (Director);
3/22/48                                                          Boston College                        SPDR Series Trust
                                                                 (2003-present);                       (Trustee).
                                                                 Dean, Boston College
                                                                 (August 2000-2003).

OFFICERS
MICHAEL P. RILEY                Vice President   Unlimited       Principal, State             N/A      N/A
SSgA Funds Management, Inc.                      Elected:        Street Global Advisors
State Street Financial Center                    February 2005   (2005-present);
One Lincoln Street                                               Assistant Vice
Boston, MA 02111                                                 President, State
3/22/69                                                          Street Bank and Trust
                                                                 Company
                                                                 (2000-2004).

* Mr. Ross is an Interested Trustee because of his employment with the Adviser ownership interest in an affiliate of the Advisor.

GARY L. FRENCH                  Treasurer        Unlimited       Senior Vice President,       N/A      N/A
State Street Bank and                            Elected:        State Street Bank
Trust Company                                    May 2005        and Trust Company
One Lincoln Street                                               (2002-present);
Boston, MA 02111                                                 Managing Director,
7/4/51                                                           Deutsche Bank
                                                                 (2001-2002).

MARY MORAN ZEVEN                Secretary        Unlimited       Senior Vice                  N/A      N/A
State Street Bank and                            Elected:        President and
Trust Company                                    July 2004       Senior Managing
One Lincoln Street                                               Counsel, State Street
Boston, MA 02111                                                 Bank and Trust Company
2/27/61                                                          (2002-present).

RYAN M. LOUVAR                  Assistant        Unlimited       Vice President and           N/A      N/A
State Street Bank and Trust     Secretary        Elected:        Counsel, State Street
Company                                          October 2006    Bank and Trust
2 Avenue de Lafayette                                            Company
Boston, MA 02111                                                 (2005-present);
2/18/72                                                          Counsel, BISYS, Inc.
                                                                 (2000-2005) (a
                                                                 financial services
                                                                 company).

JOHN W. CLARK                   Assistant        Unlimited       Vice President, State        N/A      N/A
State Street Bank and Trust     Treasurer        Elected:        Street Bank & Trust
Company                                          August 2005     Company (2001 -
One Lincoln Street                                               present).
Boston, MA 02111
3/24/67

MATTHEW FLAHERTY                Assistant        Unlimited       Assistant Vice               N/A      N/A
State Street Bank and Trust     Treasurer        Elected:        President, State
Company                                          May 2005        Street Bank and Trust
One Lincoln Street                                               (1994-present).*
Boston, MA 02111
2/19/71

CHAD C. HALLETT                 Assistant        Unlimited       Vice President,              N/A      N/A
State Street Bank and Trust     Treasurer        Elected:        State Street Bank and
Company                                          May 2006        Trust Company
One Lincoln Street                                               (2001-Present).*
Boston, MA 02111
1/28/69

PETER A. AMBROSINI              Chief            Unlimited       Senior Principal and         N/A      N/A
SSgA Funds                      Compliance       Elected:        Chief Compliance and
Management, Inc.                Officer          May 2004        Risk Management
State Street Financial Center                                    Officer, SSgA Funds
One Lincoln Street                                               Management, Inc.
Boston, MA 02111                                                 (2001-present)
12/17/43

*    Served in various capacities during the noted time period.

TRUSTEES' OWNERSHIP OF SHARES. The following table shows the dollar range of equity securities beneficially owned by each of the Trustees as of December 31, 2006:

                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                        DOLLAR RANGE OF     ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                       EQUITY SECURITIES             BY THE TRUSTEE IN FAMILY OF
NAME                      IN THE TRUST                  INVESTMENT COMPANIES
----                   -----------------   ----------------------------------------------
INDEPENDENT TRUSTEES
David M. Kelly                None                              None
Frank Nesvet                  None                              None
Helen F. Peters               None                              None
INTERESTED TRUSTEE
James Ross                    None                              None

TRUSTEES' OWNERSHIP OF SECURITIES ISSUED BY THE ADVISER OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH THE ADVISER. As of December 31, 2006, the Independent Trustees or their immediate family members did not own any securities issued by the Adviser or the Principal Underwriter or any company controlling, controlled by or are under common control with the Adviser or the Principal Underwriter.

REMUNERATION OF THE TRUSTEES AND OFFICERS. No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or trustee of the Trust, other than the Trust's Chief Compliance Officer, who serves at the pleasure of the Independent Trustees. The Trust pays each trustee who is not an "interested person" (as defined in the 1940 Act) an annual fee of $15,000 plus $300 per Fund per meeting for scheduled quarterly meetings of the Board attended by the trustee. The Trust also reimburses each trustee for travel and other out-of-pocket expenses incurred by him in connection with attending such meetings. Committee members do not receive any additional compensation for service on a committee. The trustee fees are allocated among the Funds based on net assets.

The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended September 30, 2006.

                                 PENSION OR
                                 RETIREMENT                    TOTAL
                                  BENEFITS     ESTIMATED   COMPENSATION
                                   ACCRUED      ANNUAL      FROM TRUST
                    AGGREGATE    AS PART OF    BENEFITS      AND FUND
                  COMPENSATION      TRUST        UPON      COMPLEX PAID
NAME OF TRUSTEE    FROM TRUST     EXPENSES    RETIREMENT    TO TRUSTEES
---------------   ------------   ----------   ----------   ------------
David M. Kelly       $17,400         NA           NA          $47,400
Frank Nesvet         $17,400         NA           NA          $47,400
Helen F. Peters      $17,400         NA           NA          $47,400

No trustee or officer is entitled to any pension or retirement benefits from the Trust.

COMMITTEES. The Board of Trustees has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Ms. Peters serves as the Chairperson. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met three times during the fiscal year ended September 30, 2006.

Trustee Committee. The Board of Trustees has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Nesvet serves as the Chairman. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met once during the fiscal year ended September 30, 2006.

Pricing Committee. The Board of Trustees also has established a Pricing Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing Committee meets only when necessary. The Pricing Committee reports to the Board on a quarterly basis.

CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser (by adoption of the Adviser's code of ethics) and the Principal Underwriter each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Principal Underwriter from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as an exhibit to this registration statement, may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES. The Board of Trustees believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy, which has also been adopted by the Sub-Adviser, is attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge by calling 1-866-787-2257; and (2) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE via the National Securities Clearing Corporation (NSCC). The basket represents one creation unit of the Funds. The Trust, the Adviser or State Street Bank and Trust Company ("State Street") will not disseminate non-public information concerning the Trust.

THE INVESTMENT ADVISER. SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, MA 02111, acts as the investment adviser to the Funds pursuant to a contract (the "Advisory Contract") with the Trust. Under the Advisory Contract, each Fund pays the Adviser a unitary fee, computed daily and paid quarterly, at the annual rate as set forth below with respect to the Stoxx Funds and as set forth in each New Fund's Prospectus.

The Advisory Contract provides that the Adviser will pay the operating expenses of each Fund, except for the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees' counsel fees), acquired fund fees and expenses, litigation expenses and any other extraordinary expenses, from the unitary fee.

Each Stoxx Fund pays the Adviser a unitary fee, computed daily and paid monthly, at the annual rate of 0.29% of average daily net assets of each Fund. For the fiscal year ended September 30, 2006, the Stoxx Funds paid the following amounts to the Adviser:

      FUND NAME        AMOUNT PAID
      ---------        -----------
DJ STOXX 50 ETF          $104,897
DJ EURO STOXX 50 ETF     $533,758

The New Funds had not commenced operations as of September 30, 2006 and therefore they did not pay any advisory fees for the fiscal year ended September 30, 2006.

For the fiscal year ended September 30, 2005, the Stoxx ETFs paid the following amounts to the Adviser:

      FUND NAME        AMOUNT PAID
      ---------        -----------
DJ STOXX 50 ETF          $ 84,662
DJ EURO STOXX 50 ETF     $397,634

For the period July 1, 2004 to September 30, 2004, the Stoxx Funds paid the following amounts to the Adviser:

      FUND NAME        AMOUNT PAID
      ---------        -----------
DJ STOXX 50 ETF          $17,705
DJ EURO STOXX 50 ETF     $66,696

For the period October 1, 2003 to June 30, 2004, the Stoxx Funds paid the following amounts to UBS Global Asset Management (US) Inc., the Stoxx Funds' former investment adviser:

      FUND NAME        AMOUNT PAID
      ---------        -----------
DJ STOXX 50 ETF          $ 39,034
DJ EURO STOXX 50 ETF     $183,469

Under the Advisory Contract, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time with respect to a Fund without penalty by the Board or by vote of the holders of a majority of a Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

The Board of Trustees, including a majority of the Independent Trustees, initially approved the Trust's Advisory Contract with the Adviser at a meeting held on March 29, 2004, called for the purpose of reviewing the Advisory Contract, and the shareholders approved the Advisory Contract at a shareholder meeting held on June 16, 2004. Prior to that, the Board of Trustees had approved an Investment Advisory Agreement with UBS Global Asset Management Inc. at the Trust's organizational board meeting held on August 19, 2002.

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund, except as otherwise set forth below.

INVESTMENT SUB-ADVISER (SPDR DJ Wilshire International Real Estate ETF). Pursuant to the Advisory Agreement between the SPDR DJ Wilshire International Real Estate ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman" or the "Sub-Adviser"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR DJ Wilshire International Real Estate ETF's investments, subject to supervision of the Adviser and the Board of Trustees while the Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of December 31, 2006, Tuckerman managed approximately $6.7 billion in assets. Tuckerman's principal business address is 4 International Drive, Suite 230, Rye Brook, NY 10573.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee based on the average daily net assets with respect to the SPDR DJ Wilshire International Real Estate ETF. The SPDR DJ Wilshire International Real Estate ETF had not commenced operations as of September 30, 2006 and therefore the Advisor did not pay any fees to Tuckerman for the fiscal year ended September 30, 2006.

PORTFOLIO MANAGERS. The Adviser, and with respect to the SPDR DJ Wilshire International Real Estate ETF, the Sub-Adviser, each manage the Funds using a team of investment professionals. The following table lists the number and types of other accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Funds and assets under management in those accounts as of September 30, 2006 (excluding the SPDR DJ Wilshire International Real Estate ETF).

                                            Other
              Registered                   Pooled                                               Total
              Investment      Assets     Investment      Assets                   Assets        Assets
Portfolio       Company      Managed       Vehicle      Managed       Other      Managed       Managed
Manager        Accounts    (billions)*    Accounts    (billions)*   Accounts   (billions)*   (billions)*
---------     ----------   -----------   ----------   -----------   --------   -----------   -----------
Lynn Blake        43          $29.08         384        $270.94        106        $89.08       $389.10
John Tucker       43          $29.08         384        $270.94        106        $89.08       $389.10

*    There are no performance fees associated with these portfolios.

The portfolio managers listed above do not beneficially own any shares of the Funds as of November 30, 2006.

SPDR DJ Wilshire International Real Estate ETF. The following table lists the number and types of other accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Fund and assets under management in those accounts as of September 30, 2006.

                                                  Other
                     Registered                  Pooled                                             Total
                     Investment     Assets     Investment     Assets                  Assets       Assets
Portfolio              Company      Managed      Vehicle      Managed      Other      Managed      Managed
Manager               Accounts    (billions)    Accounts    (billions)   Accounts   (billions)   (billions)
---------            ----------   ----------   ----------   ----------   --------   ----------   ----------
Amos J. Rogers III        2          $1.38          6          $1.76        43         $1.89        $5.04
Murat Sensoy              2          $1.38          6          $1.76        43         $1.89        $5.04

The portfolio managers listed above do not own any shares of the SPDR DJ Wilshire International Real Estate ETF as of November 30, 2006.

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser, and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager's accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser and Sub-Adviser have adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the portfolio managers is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser and Sub-Adviser seek to understand what their competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser and the Sub-Adviser are a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

THE ADMINISTRATOR. State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an Administration Agreement. Under the Administrative Services Agreement, State Street is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and each Fund. State Street will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to, and filings with, the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company also serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, State Street holds the Funds' assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. State Street also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. State Street may be reimbursed by the Funds for its out-of-pocket expenses.

As compensation for its services under the Administrative Services Agreement, Transfer Agency Agreement and Custodian Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets for the Trust, as follows: 0.0475% on the first $3 billion and 0.0425% thereafter (determined on a fund complex basis), subject to certain per Fund minimum fees. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, and in-kind creation (purchase) and redemption transaction fees (as described below and in each Fund's prospectus). The Advisory Contract provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE PRINCIPAL UNDERWRITER. State Street Global Markets, LLC, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, acts as the principal underwriter of each Fund pursuant to a principal underwriting contract with the Trust (the "Principal Underwriting Agreement") which requires the Principal Underwriter to use its best efforts, consistent with its other businesses, to sell Shares of the Funds. Shares of each Fund are offered continuously. The Principal Underwriter may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Shares. A 12b-1 plan has not been approved with respect to the Funds.

The Principal Underwriter may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Shares. Such Soliciting Dealers may also be DTC Participants (as defined below) and/or investor services organizations.

LICENSING ARRANGMENTS. Each Fund will be based on a particular equity market index compiled by each Index providers. No Index providers are affiliated with the Adviser or its affiliates. Each Fund will be entitled to use the underlying index pursuant to a license or sub-license agreement from the respective Index provider. The Adviser has entered into certain license and sub-license agreements such that the Trust is not obligated to pay any sub-license fees for the use of the Indexes.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effects. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sales of Fund shares into account. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use ECNs when appropriate.

The Adviser does not currently use the Funds' assets for, or participate in, third party soft dollar arrangements, although the Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker's execution services. The Adviser does not "pay up" for the value of any such proprietary research. The Adviser may aggregate trades with clients of the Adviser's affiliate, State Street Global Advisors ("SSgA"), whose commission dollars may be used to generate soft dollar credits. Although the Adviser's clients' commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds of the Trust and one or more other investment companies or clients supervised by the Adviser or SSgA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

The table below shows the aggregate dollar amount of brokerage commissions paid by the DJ STOXX 50 ETF and the DJ EURO STOXX 50 ETF for the fiscal years ended September 30. None of the brokerage commissions paid were paid to affiliated brokers.

FUND                     2006      2005      2004
----                   -------   -------   -------
DJ STOXX 50 ETF        $ 4,345   $ 2,812   $ 1,695
DJ EURO STOXX 50 ETF   $10,304   $18,734   $11,405

The New Funds had not commenced operations as of September 30, 2006 and therefore they did not pay brokerage commissions for the periods listed above.

Holdings in Shares of Regular Broker-Dealers by DJ STOXX 50 ETF and the DJ EURO STOXX 50 ETF as of September 30, 2006.

Societe General              $7,622,792
ABN Amro Holding NV          $6,137,367
UBS AG                       $2,020,396
Credit Suisse First Boston   $1,133,067

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Buying and Selling the Funds."

The Depository Trust Company ("DTC") acts as securities depositary for Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchanges.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of June 1, 2007, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of the Funds were as follows:

                                                                                                  PERCENTAGE
NAME                                                 ADDRESS                                       OWNERSHIP
----                                                 -------                                      ----------
DJ Stoxx 50 ETF                                      Merrill Lynch, Pierce Fenner & Smith, Inc.      69.49%
                                                     World Financial Center, 5th Floor
                                                     New York, NY 10281

                                                     Timber Hill LLC                                 30.51%
                                                     Sutton Park North
                                                     465 Columbus Avenue
                                                     Valhalla, NY 10595

                                                     Bear Stearns Securities Corp.                   27.12%
                                                     One Metrotech Center North

                                                     Brooklyn, NY 11201

                                                     Morgan Stanley                                   6.78%
                                                     1565 Broadway
                                                     New York, NY 10036

                                                     Salomon Smith Barney                             5.08%
                                                     390 Greenwich Street, 3rd Floor
                                                     New York, NY 10013

DJ Euro Stoxx 50 ETF                                 Merrill Lynch, Pierce Fenner & Smith, Inc.      55.50%
                                                     World Financial Center, 5th Floor
                                                     New York, NY 10281

                                                     Salomon Smith Barney                            19.78%
                                                     390 Greenwich Street, 3rd Floor
                                                     New York, NY 10013

                                                     UBS Warburg                                      9.89%
                                                     677 Washington Boulevard
                                                     Stamford, CT 06901

                                                     Morgan Stanley                                   8.79%
                                                     1565 Broadway
                                                     New York, NY 10036

                                                     Goldman Sachs International Ltd.                 6.04%
                                                     1 New York Plaza, 50th Floor
                                                     New York, NY 10004

SPDR Russell/Nomura PRIME(TM) Japan ETF              Nomura Securities International, Inc.           93.75%
                                                     2 World Financial Center, Building B
                                                     225 Liberty Street
                                                     New York, NY 10281-1198

                                                     Goldman Sachs Execution & Clearing               6.25%
                                                     120 Broadway
                                                     6th Floor
                                                     New York, NY 10271

SPDR Russell/Nomura Small Cap(TM) Japan ETF          Merrill Lynch, Pierce Fenner & Smith, Inc.      57.63%
                                                     World Financial Center, 5th Floor
                                                     New York, NY 10281

                                                     Citigroup Global Markets, Inc.                  37.29%
                                                     390 Greenwich Street
                                                     New York, NY 10013

                                                     Goldman Sachs Execution & Clearing               5.08%
                                                     120 Broadway
                                                     6th Floor
                                                     New York, NY 10271

SPDR DJ Wilshire International Real Estate ETF       Citigroup Global Markets, Inc.                  42.22%
                                                     390 Greenwich Street
                                                     New York, NY 10013

                                                     Goldman Sachs Execution & Clearing              29.63%
                                                     120 Broadway
                                                     6th Floor
                                                     New York, NY 10271

                                                     Merrill Lynch, Pierce Fenner & Smith, Inc.      28.15%
                                                     World Financial Center, 5th Floor
                                                     New York, NY 10281

SPDR S&P International Small Cap ETF                 Merrill Lynch, Pierce Fenner & Smith, Inc.     100.00%
                                                     World Financial Center, 5th Floor
                                                     New York, NY 10281

SPDR S&P  China ETF                                  Goldman Sachs Execution & Clearing             100.00%
                                                     120 Broadway
                                                     6th Floor
                                                     New York, NY 10271

SPDR S&P Emerging Asia Pacific ETF                   Merrill Lynch, Pierce Fenner & Smith, Inc.     100.00%
                                                     World Financial Center, 5th Floor
                                                     New York, NY 10281

SPDR S&P Emerging Europe ETF                         Merrill Lynch, Pierce Fenner & Smith, Inc.     100.00%
                                                     World Financial Center, 5th Floor
                                                     New York, NY 10281

SPDR S&P Emerging Middle East & Africa ETF           Merrill Lynch, Pierce Fenner & Smith, Inc.     100.00%
                                                     World Financial Center, 5th Floor
                                                     New York, NY 10281

SPDR S&P Emerging Latin America ETF                  Goldman Sachs Execution & Clearing             100.00%
                                                     120 Broadway
                                                     6th Floor
                                                     New York, NY 10271

SPDR S&P Emerging Markets ETF                        Merrill Lynch, Pierce Fenner & Smith, Inc.     100.00%
                                                     World Financial Center, 5th Floor
                                                     New York, NY 10281

SPDR S&P World ex-US ETF                             Goldman Sachs Execution & Clearing             100.00%
                                                     120 Broadway
                                                     6th Floor
                                                     New York, NY 10271

SPDR FTSE/Macquarie Global Infrastructure 100 ETF    Merrill Lynch, Pierce Fenner & Smith, Inc.      75.00%
                                                     World Financial Center, 5th Floor
                                                     New York, NY 10281

                                                     Citigroup Global Markets, Inc.                  25.00%
                                                     390 Greenwich Street
                                                     New York, NY 10013

MSCI ACWI ex-US ETF                                  Merrill Lynch, Pierce Fenner & Smith, Inc.     100.00%
                                                     World Financial Center, 5th Floor
                                                     New York, NY 10281

The SPDR S&P Asia Pacific ETF and the SPDR S&P Europe ETF had not commenced operations as of June 1, 2007 and therefore no person owned of record beneficially 5% or more of any Shares of such Funds.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of certain Funds, may be deemed to have control of the applicable Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of such Fund(s). Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned shares of the applicable Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the applicable Fund.

As of June 1, 2007, the Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares.

CREATION AND REDEMPTION OF CREATION UNITS

CREATION. The Trust issues and sells Shares of each Fund only: (i) in Creation Units on a continuous basis through the Principal Underwriter, without a sales load, at their net asset value next determined after acceptance, on any Business Day (as defined below), of an order in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"); or (ii) pursuant to the Dividend Reinvestment Plan.

A "Business Day" with respect to each Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the Exchanges observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" per each Creation Unit constituting a substantial replication, or a portfolio sampling representation, of the stocks included in the relevant Fund's benchmark index and an amount of cash the "Cash Component" computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The Cash Component is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the NYSE (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash i.e., a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting, (a "Custom Order"). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter to purchase a Creation Unit of a Fund, an entity must be a DTC Participant (see "BOOK ENTRY ONLY SYSTEM") that has executed an agreement with the Principal Underwriter and the Transfer Agent with respect to purchases and redemptions of Creation Units (an "Authorized Participant"). Each Authorized Participant will agree, pursuant to the terms of a Participation Agreement among the Principal Underwriter and the Transfer Agent, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below).

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Unit size aggregations of Shares (50,000 Shares, 100,000 Shares or other aggregation thereof as further set forth in each Fund's Prospectus) and in the manner set forth in the Participant Agreement. In the case of custom orders, the order must be received by the Principal Underwriter no later than the times set forth in the Participant Agreement.

CREATION ORDER. The Principal Underwriter shall inform the Transfer Agent, the Adviser and the Custodian upon receipt of a purchase order. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian shall cause the subcustodian of such Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Deposit Securities (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount). Deposit Securities must be delivered to an account maintained at the applicable local subcustodian.

The Authorized Participant must also pay to the Trust, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the applicable Creation Transaction Fee (defined below). Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchanges.

Investors should be aware that an Authorized Participant may require orders for purchases of Shares placed with it to be in the particular form required by the individual Authorized Participant.

In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should also be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to purchase Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the time set forth in the Participant Agreement, and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Principal Underwriter and the Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, the Trust will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such net asset value as shall have been calculated after receipt in proper form of such order pursuant to the terms of the Participant Agreement. The Principal Underwriter will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) as additional amount of cash equal to a percentage of the market value, as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust, normally by 12:00 p.m., New York time the following Business Day. In addition, a Transaction Fee (as set forth below under "Transaction Fees") will be charged in all cases. The delivery of Creation Units so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed accepted by the Principal Underwriter.

REJECTION OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Principal Underwriter in respect of any Fund if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Trust and the Adviser make it for all practical purposes impossible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, State Street Global Markets LLC, the Principal Underwriter, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Principal Underwriter shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. To offset the costs for transfer and other transaction fees involved in transactions for the purchase of Creation Units, investors will be required to pay a fixed creation transaction fee as set forth below under "Transaction Fees." Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser may be assessed the additional charge for cash purchases on the "cash in lieu" portion of its investment. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after acceptance of a redemption order in proper form by the Fund through the Transfer Agent pursuant to the terms of the Participant Agreement. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchanges (currently 9:30 am, New York time) on each Business Day, the list of the names and share quantities of each Fund's portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, or the next day, pursuant to the terms of the Participant Agreement, ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request, or the next day, pursuant to the terms of the Participant Agreement, for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after an acceptance of an order in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee as set forth below under "Transaction Fees." In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

REDEMPTION TRANSACTION FEE. To offset the costs for transfer and other transaction fees involved in transactions for the redemption of Creation Units, investors will be required to pay a redemption transaction fee as set forth below under "Transaction Fees." The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds, subject to approval by the Board, may adjust the redemption transaction fee from time to time based upon actual experience. An additional charge for cash redemptions, Custom Orders, or partial cash redemptions (when cash redemptions are available) for each Fund may be imposed. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or cause to be transferred to the Trust's Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

Deliveries of redemption proceeds generally will be made within three business days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

In addition, a Shareholder may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the Shareholder will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a Redemption Transaction Fee and additional charge for requested cash redemptions specified above, to approximate the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Shareholder to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the Exchanges are closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchanges is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the net asset value of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TRANSACTION FEES. A fixed transaction fee is applicable to each creation transaction and each redemption transaction regardless of the number of Creation Units created in the transaction, as set forth in each Fund's Prospectus, as may be revised from time to time.

REQUIRED EARLY ACCEPTANCE OF ORDERS FOR CERTAIN INTERNATIONAL FUNDS. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, certain Funds may require orders to be placed up to one business day prior to the trade date in order to receive the trade date's NAV. Orders to purchase shares of such Funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "PRICING AND VALUATION."

Net asset value per Share for each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management and distribution fees, if any, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Custodian and determined each business day, normally at the close of regular trading of the NYSE (ordinarily 4:00 p.m., New York time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The value of each Fund's portfolio securities is based on the securities' last sale price on local markets when available. If a security's market price is not readily available, the security is valued at its fair value, the security will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as in the case of a corporation action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark Index. This may result in a difference between a Fund's performance and the performance of the Fund's benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service (the "Service") for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If the Service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per share. Shares will be issued at NAV under the Service regardless of whether the Shares are then trading in the secondary market at a premium or discount to net asset value. Broker dealers, at their own discretion, may also offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding the Service or other dividend reinvestment programs.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended ("Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX MATTERS."

Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Although not anticipated to be significant in amount based on the investment objectives of the Funds, a Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then such Fund should be eligible to file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid such Fund, subject to certain limitations. Pursuant to this election, a Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If a Fund makes this election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

If any Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFIC," the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" form such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualifying electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. A portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. A Fund may derive capital gains and losses in connection with the sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. As noted above, without future legislation, the maximum tax rate on long-term capital gains would return to 20% in 2011.

Gain or loss on the sale or redemption of Shares in each Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investment made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of a Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than "qualified short-term capital gain" described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application fo these rules to their accounts. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a "qualified investment entity." A "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you to file a nonresident U.S. income tax return. Such distributions will give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, a Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund. For example, if (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs") or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. There is no restriction preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withhold on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a

Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

REPORTABLE TRANSACTIONS. Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of eighteen (18) Funds. Each Fund issues Shares of beneficial interest, par value $0.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class, except that if the matter being voted on affects only a particular Fund, it will be voted on only by that Fund, and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan Lewis & Bockius, LLP, 1111 Pennsylvania Ave., NW, Washington, DC 20004, serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

The Stoxx Funds' financial statements for the fiscal year ended September 30, 2006 and the independent registered public accounting firm report thereon dated November 20, 2006, which is contained in the Stoxx Funds' Annual

Report, dated September 30, 2006 (as filed with the Securities and Exchange Commission on December 1, 2006 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder) are incorporated herein by reference. The New Funds had not commenced operations as of September 30, 2006 and therefore they did not have any financial information to report for the period listed above.

APPENDIX A - LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of "T" plus three business days (i.e., days on which the AMEX and NYSE are open) in the relevant foreign market of each Fund, except for the Funds which hold Portfolio Securities primarily traded in South Africa. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than seven calendar days for some Funds, in certain circumstances, during the calendar years 2007 and 2008. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

DJ STOXX 50 ETF
DJ EURO STOXX 50 ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

     AUSTRIA              ITALY
  April 6, 2007       April 6, 2007
  April 9, 2007       April 9, 2007
   May 1, 2007         May 1, 2007
   May 17, 2007      August 15, 2007
   May 28, 2007     December 24, 2007
   June 7, 2007     December 25, 2007
 August 15, 2007    December 26, 2007
 October 26, 2007   December 31, 2007
 November 1, 2007    January 1, 2008
December 24, 2007
December 25, 2007       LUXEMBOURG
December 26, 2007     April 6, 2007
December 31, 2007     April 9, 2007
 January 1, 2008       May 1, 2007
                       May 17, 2007
     BELGIUM           May 28, 2007
  April 6, 2007      August 15, 2007
  April 9, 2007      November 1, 2007
   May 1, 2007      December 25, 2007
December 25, 2007   December 26, 2007
December 26, 2007
 January 1, 2008       NETHERLANDS
                      April 6, 2007
     DENMARK          April 9, 2007
  April 5, 2007        May 1, 2007
  April 6, 2007     December 25, 2007
  April 9, 2007     December 26, 2007
   May 4, 2007       January 1, 2008
   May 17, 2007
   May 28, 2007           NORWAY
   June 5, 2007       April 5, 2007
December 24, 2007     April 6, 2007

December 25, 2007     April 9, 2007
December 26, 2007      May 1, 2007
December 31, 2007      May 17, 2007
 January 1, 2008       May 28, 2007
                    December 24, 2007
     FINLAND        December 25, 2007
  April 5, 2007     December 26, 2007
  April 6, 2007     December 31, 2007
  April 9, 2007      January 1, 2008
   May 1, 2007
   May 17, 2007          PORTUGAL
  June 22, 2007       April 6, 2007
 August 15, 2007      April 9, 2007
 December 6, 2007      May 1, 2007
December 24, 2007   December 25, 2007
December 25, 2007   December 26, 2007
December 26, 2007    January 1, 2008
December 31, 2007
 January 1, 2008          SPAIN
                      April 6, 2007
      FRANCE          April 9, 2007
  April 6, 2007        May 1, 2007
  April 9, 2007     December 25, 2007
   May 1, 2007      December 26, 2007
December 25, 2007   December 31, 2007
December 26, 2007    January 1, 2008
 January 1, 2008
                          SWEDEN
     GERMANY          April 6, 2007
  April 6, 2007       April 9, 2007
  April 9, 2007        May 1, 2007
   May 1, 2007         May 17, 2007
   May 28, 2007        June 6, 2007
December 24, 2007     June 22, 2007
December 25, 2007   December 24, 2007
December 26, 2007   December 25, 2007
December 31, 2007   December 26, 2007
 January 1, 2008    December 31, 2007
                     January 1, 2008
      GREECE
February 19, 1007      SWITZERLAND
  April 6, 2007       April 6, 2007
  April 9, 2007       April 9, 2007
   May 1, 2007         May 1, 2007
   May 28, 2007        May 17, 2007
 August 15, 2007       May 28, 2007
December 25, 2007     August 1, 2007
December 26, 2007   December 24, 2007
 January 1, 2008    December 25, 2007
                    December 26, 2007
     IRELAND        December 31, 2007
  April 6, 2007      January 1, 2008
  April 9, 2007      January 2, 2008
   May 7, 2007
   May 28, 2007       UNITED KINGDOM
   June 7, 2007       April 6, 2007
 August 15, 2007      April 9, 2007
 October 26, 2007      May 7, 2007
 November 1, 2007      May 28, 2007
December 24, 2007    August 27, 2007
December 25, 2007   December 25, 2007
December 26, 2007   December 26, 2007
December 31, 2007    January 1, 2008
 January 1, 2008

REDEMPTION. The longest redemption cycle for the above Funds is a function of the longest redemption cycles among the countries whose stocks comprise a Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Danish, Irish, Norwegian, Swedish and Swiss securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR S&P ASIA PACIFIC ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

    AUSTRALIA          NEW ZEALAND
  April 6, 2007      February 6, 2007
  April 9, 2007       April 6, 2007
   May 1, 2007        April 9, 2007
   May 17, 2007       April 25, 2007
   May 28, 2007        June 4, 2007
   June 7, 2007      October 22, 2007
 August 15, 2007     November 1, 2007
 October 26, 2007   December 25, 2007
 November 1, 2007   December 26, 2007
December 24, 2007    January 1, 2008
December 25, 2007    January 2, 2008
December 26, 2007
December 31, 2007       SINGAPORE
 January 1, 2008    February 19, 2007
                    February 20, 2007
    HONG KONG         April 6, 2007
February 19, 2007      May 1, 2007
February 20, 2007      May 31, 2007
  April 5, 2007       August 9, 2007
  April 6, 2007     December 20, 2007
  April 9, 2007     December 25, 2007
   May 1, 2007       January 1, 2008
   May 24, 2007      January 2, 2008
  June 19, 2007
   July 2, 2007        SOUTH KOREA
September 27, 2007  February 19, 2007
 October 1, 2007      March 1, 2007
 October 19, 2007      Mary 1, 2007
December 25, 2007      May 24, 2007
 January 1, 2008       June 6, 2007
                      July 17, 2007
      JAPAN          August 15, 2007
February 12, 2007   September 24, 2007
  March 21, 2007    September 25, 2007
  April 20, 2007    September 26, 2007
   May 3, 2007       October 3, 2007
   May 4, 2007      December 19, 2007
  July 16, 2007     December 25, 2007
September 17, 2007  December 31, 2007
September 24, 2007   January 1, 2008
 October 8, 2007
November 23, 2007
December 24, 2007
December 31, 2007
 January 1, 2008
 January 2, 2008
 January 3, 2008
 January 7, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Australian and Japanese securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR S&P EMERGING ASIA PACIFIC ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

      CHINA              PAKISTAN
February 19, 2007    January 25, 2007
February 20, 2007    January 26, 2007
February 21, 2007    February 5, 2007
February 22, 2007     March 23, 2007
February 23, 2007     March 31, 2007
   May 1, 2007         May 1, 2007
   May 2, 2007       August 14, 2007
   May 3, 2007       October 11, 2007
   May 4, 2007       October 12, 2007
 October 1, 2007     October 13, 2007
 October 2, 2007     November 9, 2007
 October 3, 2007    December 18, 2007
 October 4, 2007    December 19, 2007
 October 5, 2007    December 25, 2007
 January 1, 2008     January 1, 2008
 January 2, 2008
 January 3, 2008       PHILIPPINES
                      April 5, 2007
      INDIA           April 6, 2007
February 16, 2007     April 9, 2007
  March 27, 2007       May 1, 2007
  April 6, 2007       June 12, 2007
   May 1, 2007       August 21, 2007
   May 2, 2007       November 1, 2007
 August 15, 2007    November 30, 2007
September 2, 2007   December 21, 2007
December 21, 2007   December 25, 2007
December 25, 2007    January 1, 2008
 January 1, 2008
 January 25, 2008         TAIWAN
 January 29, 2008   February 15, 2007
                    February 16, 2007
    INDONESIA       February 19, 2007
  March 19, 2007    February 20, 2007
  April 6, 2007     February 21, 2007
   May 17, 2007     February 22, 2007
   May 18, 2007     February 23, 2007
   June 1, 2007     February 28, 2007
 August 17, 2007      April 5, 2007
 October 12, 2007     April 6, 2007
 October 15, 2007      May 1, 2007
 October 16, 2007     June 18, 2007
December 20, 2007     June 19, 2007
December 21, 2007   September 24, 2007
December 24, 2007   September 25, 2007
December 25, 2007    October 10, 2007
 January 1, 2008     January 1, 2008

     MALAYSIA            THAILAND
 February 1, 2007     March 5, 2007
February 19, 2007     April 6, 2007
February 20, 2007     April 13, 2007
   May 1, 2007        April 16, 2007
   May 2, 2007         May 1, 2007
 August 31, 2007       May 7, 2007
 October 13, 2007      May 31, 2007
 October 14, 2007     July 30, 2007
 October 15, 2007    August 13, 2007
 November 8, 2007    October 23, 2007
December 20, 2007    December 5, 2007
December 25, 2007   December 10, 2007

 January 1, 2008    December 31, 2007
 January 2, 2008     January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Chinese and Indonesian securities markets presented the worst-case redemption cycle for each Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR S&P CHINA ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

      CHINA
February 19, 2007
February 20, 2007
February 21, 2007
February 22, 2007
February 23, 2007
   May 1, 2007
   May 2, 2007
   May 3, 2007
   May 4, 2007
 October 1, 2007
 October 2, 2007
 October 3, 2007
 October 4, 2007
 October 5, 2007
 January 1, 2008
 January 2, 2008
 January 3, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Chinese securities market presented the worst-case redemption cycle for each Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR S&P EMERGING MARKETS ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

    ARGENTINA            MALAYSIA
 January 1, 2007     February 1, 2007
  April 2, 2007     February 19, 2007
  April 5, 2007     February 20, 2007
  April 6, 2007        May 1, 2007
   May 1, 2007         May 2, 2007
   May 2, 2007       August 31, 2007
   May 5, 2007       October 13, 2007
  June 18, 2007      October 14, 2007
   July 9, 2007      October 15, 2007
 August 20, 2007     November 8, 2007
 October 15, 2007   December 20, 2007
 November 6, 2007   December 25, 2007
December 25, 2007    January 1, 2008
  January 1, 2008    January 2, 2008

      BRAZIL              MEXICO
  March 5, 2007      February 5, 2007
  March 12, 2007      March 19, 2007

  March 25, 2007      April 5, 2007
  April 6, 2007       April 6, 2007
   May 1, 2007         May 1, 2007
   June 7, 2007      November 2, 2007
   July 9, 2007     November 19, 2007
September 7, 2007   December 12, 2007
 October 12, 2007   December 25, 2007
 November 2, 2007    January 1, 2008
November 15, 2007
November 20, 2007        MOROCCO
December 24, 2007     March 31, 2007
December 25, 2007     April 1, 2007
December 31, 2007      May 1, 2007
 January 1, 2008      July 30, 2007
 January 25, 2008    August 14, 2007
                     August 20, 2007
      CHILE          August 21, 2007
 January 1, 2007     October 13, 2007
  April 6, 2007      October 14, 2007
   May 1, 2007       November 6, 2007
   May 21, 2007     December 20, 2007
   June 4, 2007     December 25, 2007
   July 2, 2007      January 1, 2008
 August 15, 2007
September 18, 2007       NIGERIA
September 19, 2007    April 6, 2007
 October 15, 2007     April 9, 2007
 November 1, 2007      May 1, 2007
December 25, 2007      May 29, 2007
 January 1, 2008     October 1, 2007
                     October 13, 2007
      CHINA          October 14, 2007
February 19, 2007   December 20, 2007
February 20, 2007   December 21, 2007
February 21, 2007   December 25, 2007
February 22, 2007   December 26, 2007
February 23, 2007    January 1, 2008
   May 1, 2007       January 2, 2008
   May 2, 2007       January 3, 2008
   May 3, 2007
   May 4, 2007           PAKISTAN
 October 1, 2007     January 25, 2007
 October 2, 2007     January 26, 2007
 October 3, 2007     February 5, 2007
 October 4, 2007      March 23, 2007
 October 5, 2007      March 31, 2007
 January 1, 2008       May 1, 2007
 January 2, 2008     August 14, 2007
 January 3, 2008     October 11, 2007
                     October 12, 2007
     COLOMBIA        October 13, 2007
  March 19, 2007     November 9, 2007
  April 5, 2007     December 18, 2007
  April 6, 2007     December 19, 2007
   May 1, 2007      December 25, 2007
   May 21, 2007      January 1, 2008
  June 11, 2007
  June 18, 2007            PERU
   July 2, 2007       April 5, 2007
  July 20, 2007       April 6, 2007
  August 7, 2007       May 1, 2007
 August 20, 2007      June 29, 2007
 October 15, 2007    August 30, 2007
 November 5, 2007    October 8, 2007
November 12, 2007    November 1, 2007
December 25, 2007   December 25, 2007
 January 1, 2008     January 1, 2008
 January 7, 2008

                       PHILIPPINES
  CZECH REPUBLIC      April 5, 2007
  April 9, 2007       April 6, 2007
   May 1, 2007        April 9, 2007
   May 8, 2007         May 1, 2007
   July 5, 2007       June 12, 2007
   July 6, 2007      August 21, 2007
September 28, 2007   November 1, 2007
December 24, 2007   November 30, 2007
December 25, 2007   December 21, 2007
December 26, 2007   December 25, 2007
 January 1, 2008     January 1, 2008

      EGYPT               POLAND
  March 31, 2007      April 9, 2007
  April 8, 2007        May 1, 2007
  April 9, 2007        May 3, 2007
  April 25, 2007       June 7, 2007
   July 1, 2007      August 15, 2007
  July 23, 2007      November 1, 2007
 October 13, 2007   December 25, 2007
 October 14, 2007   December 26, 2007
December 19, 2007    January 1, 2008
December 20, 2007
December 21, 2007         RUSSIA
 January 1, 2008    February 23, 2007
 January 2, 2008      March 8, 2007
 January 20, 2008     April 30, 2007
                       May 1, 2007
     HUNGARY           May 9, 2007
  March 15, 2007      June 11, 2007
  March 16, 2007      June 12, 2007
  April 9, 2007      November 5, 2007
  April 30, 2007    December 31, 2007
   May 1, 2007        January 1, 2008
   May 28, 2007      January 2, 2008
 August 20, 2007     January 3, 2008
 October 22, 2007    January 4, 2008
 October 23, 2007    January 5, 2007
 November 1, 2007    January 8, 2007
 November 2, 2007
December 24, 2007      SOUTH AFRICA
December 25, 2007     March 21, 2007
December 26, 2007     April 6, 2007
December 31, 2007     April 9, 2007
 January 1, 2008      April 27, 2007
                       May 1, 2007
      INDIA           August 9, 2007
February 16, 2007   September 24, 2007
  March 27, 2007    December 17, 2007
  April 6, 2007     December 25, 2007
   May 1, 2007      December 26, 2007
   May 2, 2007       January 1, 2008
 August 15, 2007
September 2, 2007         TAIWAN
December 21, 2007   February 15, 2007
December 25, 2007   February 16, 2007
 January 1, 2008    February 19, 2007
 January 25, 2008   February 20, 2007
 January 29, 2008   February 21, 2007
                    February 22, 2007
    INDONESIA       February 23, 2007
  March 19, 2007    February 28, 2007
  April 6, 2007       April 5, 2007
   May 17, 2007       April 6, 2007
   May 18, 2007        May 1, 2007
   June 1, 2007       June 18, 2007
 August 17, 2007      June 19, 2007

 October 12, 2007   September 24, 2007
 October 15, 2007   September 25, 2007
 October 16, 2007    October 10, 2007
December 20, 2007    January 1, 2008
December 21, 2007
December 24, 2007        THAILAND
December 25, 2007     March 5, 2007
 January 1, 2008      April 6, 2007
                      April 13, 2007
      ISRAEL          April 16, 2007
  April 2, 2007        May 1, 2007
  April 3, 2007        May 7, 2007
  April 8, 2007        May 31, 2007
  April 9, 2007       July 30, 2007
  April 23, 2007     August 13, 2007
  April 24, 2007     October 23, 2007
   May 22, 2007      December 5, 2007
   May 23, 2007     December 10, 2007
  July 24, 2007     December 31, 2007
September 12, 2007   January 1, 2008
September 13, 2007
September 14, 2007        TURKEY
September 21, 2007    April 23, 2007
September 26, 2007   August 30, 2007
September 27, 2007   October 11, 2007
 October 3, 2007     October 12, 2007
 October 4, 2007     October 29, 2007
                    November 23, 2007
      JORDAN        December 19, 2007
  April 1, 2007     December 20, 2007
   May 1, 2007      December 21, 2007
 August 11, 2007     January 1, 2008
 October 13, 2007    January 2, 2008
 October 14, 2007    January 3, 2008
 October 15, 2007
 October 16, 2007       VENEZUELA
November 14, 2007   February 19, 2007
December 25, 2007   February 20, 2007
  January 1, 2008     March 19, 2007
 January 2, 2008      April 5, 2007
 January 3, 2008      April 6, 2007
 January 4, 2008      April 19, 2007
 January 20, 2007      May 1, 2007
 January 30, 2007      May 21, 2007
                      June 11, 2007
                       July 2, 2007
                       July 5, 2007
                      July 24, 2007
                     August 20, 2007
                     October 12, 2007
                     November 5, 2007
                    December 25, 2007
                     January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Chinese, Indonesian and South African securities markets presented the worst-case redemption cycle for each Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR S&P BRIC 40 ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

      BRAZIL               INDIA
  March 5, 2007     February 16, 2007
  March 12, 2007      March 27, 2007
  March 25, 2007      April 6, 2007
  April 6, 2007        May 1, 2007
   May 1, 2007         May 2, 2007
   June 7, 2007      August 15, 2007
   July 9, 2007     September 2, 2007
September 7, 2007   December 21, 2007
 October 12, 2007   December 25, 2007
 November 2, 2007    January 1, 2008
November 15, 2007    January 25, 2008
November 20, 2007    January 29, 2008
December 24, 2007
December 25, 2007         RUSSIA
December 31, 2007   February 23, 2007
 January 1, 2008      March 8, 2007
 January 25, 2008     April 30, 2007
                       May 1, 2007
      CHINA            May 9, 2007
February 19, 2007     June 11, 2007
February 20, 2007     June 12, 2007
February 21, 2007    November 5, 2007
February 22, 2007   December 31, 2007
February 23, 2007     January 1, 2008
   May 1, 2007       January 2, 2008
   May 2, 2007       January 3, 2008
   May 3, 2007       January 4, 2008
   May 4, 2007       January 5, 2007
 October 1, 2007     January 8, 2007
 October 2, 2007
 October 3, 2007      UNITED KINGDOM
 October 4, 2007      April 6, 2007
 October 5, 2007      April 9, 2007
 January 1, 2008       May 7, 2007
 January 2, 2008       May 28, 2007
 January 3, 2008     August 27, 2007
                    December 25, 2007
    HONG KONG       December 26, 2007
February 19, 2007    January 1, 2008
February 20, 2007
  April 5, 2007
  April 6, 2007
  April 9, 2007
   May 1, 2007
   May 24, 2007
  June 19, 2007
   July 2, 2007
September 27, 2007
 October 1, 2007
 October 19, 2007
December 25, 2007
 January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Chinese securities markets presented the worst-case redemption cycle for each Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR S&P EUROPE ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

     AUSTRIA              ITALY
  April 6, 2007       April 6, 2007
  April 9, 2007       April 9, 2007
   May 1, 2007         May 1, 2007
   May 17, 2007      August 15, 2007
   May 28, 2007     December 24, 2007
   June 7, 2007     December 25, 2007
 August 15, 2007    December 26, 2007
 October 26, 2007   December 31, 2007
 November 1, 2007    January 1, 2008
December 24, 2007
December 25, 2007       LUXEMBOURG
December 26, 2007     April 6, 2007
December 31, 2007     April 9, 2007
 January 1, 2008       May 1, 2007
                       May 17, 2007
     BELGIUM           May 28, 2007
  April 6, 2007      August 15, 2007
  April 9, 2007      November 1, 2007
   May 1, 2007      December 25, 2007
December 25, 2007   December 26, 2007
December 26, 2007
 January 1, 2008       NETHERLANDS
                      April 6, 2007
     DENMARK          April 9, 2007
  April 5, 2007        May 1, 2007
  April 6, 2007     December 25, 2007
  April 9, 2007     December 26, 2007
   May 4, 2007       January 1, 2008
   May 17, 2007
   May 28, 2007           NORWAY
   June 5, 2007       April 5, 2007
December 24, 2007     April 6, 2007
December 25, 2007     April 9, 2007
December 26, 2007      May 1, 2007
December 31, 2007      May 17, 2007
 January 1, 2008       May 28, 2007
                    December 24, 2007
     FINLAND        December 25, 2007
  April 5, 2007     December 26, 2007
  April 6, 2007     December 31, 2007
  April 9, 2007      January 1, 2008
   May 1, 2007
   May 17, 2007          PORTUGAL
  June 22, 2007       April 6, 2007
 August 15, 2007      April 9, 2007
 December 6, 2007      May 1, 2007
December 24, 2007   December 25, 2007
December 25, 2007   December 26, 2007
December 26, 2007    January 1, 2008
December 31, 2007
 January 1, 2008         SLOVENIA
                     February 8, 2007
      FRANCE          March 21, 2007
  April 6, 2007       April 6, 2007
  April 9, 2007       April 9, 2007
   May 1, 2007        April 27, 2007
December 25, 2007      May 1, 2007
December 26, 2007      May 2, 2007
 January 1, 2008      June 25, 2007
                     August 15, 2007
     GERMANY         October 31, 2007

  April 6, 2007      November 1, 2007
  April 9, 2007     December 25, 2007
   May 1, 2007      December 26, 2007
   May 28, 2007     December 31, 2007
December 24, 2007    January 1, 2008
December 25, 2007    January 2, 2008
December 26, 2007
December 31, 2007         SPAIN
 January 1, 2008      April 6, 2007
                      April 9, 2007
      GREECE           May 1, 2007
February 19, 1007   December 25, 2007
  April 6, 2007     December 26, 2007
  April 9, 2007     December 31, 2007
   May 1, 2007       January 1, 2008
   May 28, 2007
 August 15, 2007          SWEDEN
December 25, 2007     April 6, 2007
December 26, 2007     April 9, 2007
 January 1, 2008       May 1, 2007
                       May 17, 2007
     ICELAND           June 6, 2007
  April 5, 2007       June 22, 2007
  April 6, 2007     December 24, 2007
  April 9, 2007     December 25, 2007
  April 19, 2007    December 26, 2007
   May 1, 2007      December 31, 2007
   May 17, 2007      January 1, 2008
   May 28, 2007
  August 6, 2007       SWITZERLAND
December 24, 2007     April 6, 2007
December 25, 2007     April 9, 2007
December 26, 2007      May 1, 2007
December 31, 2007      May 17, 2007
 January 1, 2008       May 28, 2007
 January 2, 2008      August 1, 2007
                    December 24, 2007
     IRELAND        December 25, 2007
  April 6, 2007     December 26, 2007
  April 9, 2007     December 31, 2007
   May 7, 2007       January 1, 2008
   May 28, 2007      January 2, 2008
   June 7, 2007
 August 15, 2007      UNITED KINGDOM
 October 26, 2007     April 6, 2007
 November 1, 2007     April 9, 2007
December 24, 2007      May 7, 2007
December 25, 2007      May 28, 2007
December 26, 2007    August 27, 2007
December 31, 2007   December 25, 2007
 January 1, 2008    December 26, 2007
                     January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Danish and Norwegian securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR S&P EMERGING EUROPE ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

  CZECH REPUBLIC           POLAND

  April 9, 2007        April 9, 2007
   May 1, 2007          May 1, 2007
   May 8, 2007          May 3, 2007
   July 5, 2007         June 7, 2007
   July 6, 2007       August 15, 2007
September 28, 2007    November 1, 2007
December 24, 2007    December 25, 2007
December 25, 2007    December 26, 2007
December 26, 2007     January 1, 2008
 January 1, 2008
                           RUSSIA
     HUNGARY         February 23, 2007
  March 15, 2007       March 8, 2007
  March 16, 2007       April 30, 2007
  April 9, 2007         May 1, 2007
  April 30, 2007        May 9, 2007
   May 1, 2007         June 11, 2007
   May 28, 2007        June 12, 2007
 August 20, 2007      November 5, 2007
 October 22, 2007    December 31, 2007
 October 23, 2007      January 1, 2008
 November 1, 2007     January 2, 2008
 November 2, 2007     January 3, 2008
December 24, 2007     January 4, 2008
December 25, 2007     January 5, 2008
December 26, 2007     January 8, 2008
December 31, 2007
 January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Russian securities markets presented the worst-case redemption cycle for each Fund as R + 11 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR S&P EMERGING LATIN AMERICA ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

    ARGENTINA              MEXICO
 January 1, 2007      February 5, 2007
  April 2, 2007        March 19, 2007
  April 5, 2007        April 5, 2007
  April 6, 2007        April 6, 2007
   May 1, 2007          May 1, 2007
   May 2, 2007        November 2, 2007
   May 5, 2007       November 19, 2007
  June 18, 2007      December 12, 2007
   July 9, 2007      December 25, 2007
 August 20, 2007      January 1, 2008
 October 15, 2007
 November 6, 2007           PERU
December 25, 2007      April 5, 2007
  January 1, 2008      April 6, 2007
                        May 1, 2007
      BRAZIL           June 29, 2007
  March 5, 2007       August 30, 2007
  March 12, 2007      October 8, 2007
  March 25, 2007      November 1, 2007
  April 6, 2007      December 25, 2007
   May 1, 2007        January 1, 2008
   June 7, 2007
   July 9, 2007          VENEZUELA
September 7, 2007    February 19, 2007

 October 12, 2007    February 20, 2007
 November 2, 2007      March 19, 2007
November 15, 2007      April 5, 2007
November 20, 2007      April 6, 2007
December 24, 2007      April 19, 2007
December 25, 2007       May 1, 2007
December 31, 2007       May 21, 2007
 January 1, 2008       June 11, 2007
 January 25, 2008       July 2, 2007
                        July 5, 2007
      CHILE            July 24, 2007
 January 1, 2007      August 20, 2007
  April 6, 2007       October 12, 2007
   May 1, 2007        November 5, 2007
   May 21, 2007      December 25, 2007
   June 4, 2007       January 1, 2008
   July 2, 2007
 August 15, 2007
September 18, 2007
September 19, 2007
 October 15, 2007
 November 1, 2007
December 25, 2007
 January 1, 2008

     COLOMBIA
  March 19, 2007
  April 5, 2007
  April 6, 2007
   May 1, 2007
   May 21, 2007
  June 11, 2007
  June 18, 2007
   July 2, 2007
  July 20, 2007
  August 7, 2007
 August 20, 2007
 October 15, 2007
 November 5, 2007
November 12, 2007
December 25, 2007
 January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Venezuelan securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR S&P EMERGING MIDDLE EAST & AFRICA LATIN AMERICA ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

      EGYPT               NIGERIA
  March 31, 2007       April 6, 2007
  April 8, 2007        April 9, 2007
  April 9, 2007         May 1, 2007
  April 25, 2007        May 29, 2007
   July 1, 2007       October 1, 2007
  July 23, 2007       October 13, 2007
 October 13, 2007     October 14, 2007
 October 14, 2007    December 20, 2007
December 19, 2007    December 21, 2007
December 20, 2007    December 25, 2007

December 21, 2007    December 26, 2007
 January 1, 2008      January 1, 2008
 January 2, 2008      January 2, 2008
 January 20, 2008     January 3, 2008

                       March 21, 2007
      ISRAEL           April 6, 2007
  April 2, 2007        April 9, 2007
  April 3, 2007        April 27, 2007
  April 8, 2007         May 1, 2007
  April 9, 2007        August 9, 2007
  April 23, 2007     September 24, 2007
  April 24, 2007     December 17, 2007
   May 22, 2007      December 25, 2007
   May 23, 2007      December 26, 2007
  July 24, 2007       January 1, 2008
September 12, 2007
September 13, 2007         TURKEY
September 14, 2007     April 23, 2007
September 21, 2007    August 30, 2007
September 26, 2007    October 11, 2007
September 27, 2007    October 12, 2007
 October 3, 2007      October 29, 2007
 October 4, 2007     November 23, 2007
                     December 19, 2007
      JORDAN         December 20, 2007
  April 1, 2007      December 21, 2007
   May 1, 2007        January 1, 2008
 August 11, 2007      January 2, 2008
 October 13, 2007     January 3, 2008
 October 14, 2007
 October 15, 2007
 October 16, 2007
November 14, 2007
December 25, 2007
  January 1, 2008
 January 2, 2008
 January 3, 2008
 January 4, 2008
 January 20, 2007
 January 30, 2007

     MOROCCO
  March 31, 2007
  April 1, 2007
   May 1, 2007
  July 30, 2007
 August 14, 2007
 August 20, 2007
 August 21, 2007
 October 13, 2007
 October 14, 2007
 November 6, 2007
December 20, 2007
December 25, 2007
 January 1, 2008

REDEMPTION. The longest redemption cycle for the above Funds is a function of the longest redemption cycles among the countries whose stocks comprise a Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the South African and Turkish securities markets presented the worst-case redemption cycle for each Fund as R + 11 and R + 12 calendar days, respectively, were the maximum number of calendar days necessary to satisfy a redemption request.

SPDR S&P WORLD ex-US ETF
SPDR S&P INTERNATIONAL SMALL CAP ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

    AUSTRALIA              JAPAN
  April 6, 2007      February 12, 2007
  April 9, 2007        March 21, 2007
   May 1, 2007         April 20, 2007
   May 17, 2007         May 3, 2007
   May 28, 2007         May 4, 2007
   June 7, 2007        July 16, 2007
 August 15, 2007     September 17, 2007
 October 26, 2007    September 24, 2007
 November 1, 2007     October 8, 2007
December 24, 2007    November 23, 2007
December 25, 2007    December 24, 2007
December 26, 2007    December 31, 2007
December 31, 2007     January 1, 2008
 January 1, 2008      January 2, 2008
                      January 3, 2008
     AUSTRIA          January 7, 2008
  April 6, 2007
  April 9, 2007          LUXEMBOURG
   May 1, 2007         April 6, 2007
   May 17, 2007        April 9, 2007
   May 28, 2007         May 1, 2007
   June 7, 2007         May 17, 2007
 August 15, 2007        May 28, 2007
 October 26, 2007     August 15, 2007
 November 1, 2007     November 1, 2007
December 24, 2007    December 25, 2007
December 25, 2007    December 26, 2007
December 26, 2007
December 31, 2007       NETHERLANDS
 January 1, 2008       April 6, 2007
                       April 9, 2007
     BELGIUM            May 1, 2007
  April 6, 2007      December 25, 2007
  April 9, 2007      December 26, 2007
   May 1, 2007        January 1, 2008
December 25, 2007
December 26, 2007       NEW ZEALAND
 January 1, 2008      February 6, 2007
                       April 6, 2007
      CANADA           April 9, 2007
  April 6, 2007        April 25, 2007
   May 21, 2007         June 4, 2007
   July 2, 2007       October 22, 2007
  August 6, 2007      November 1, 2007
September 3, 2007    December 25, 2007
 October 8, 2007     December 26, 2007
December 25, 2007     January 1, 2008
December 26, 2007     January 2, 2008
 January 1, 2008
                           NORWAY
     DENMARK           April 5, 2007
  April 5, 2007        April 6, 2007
  April 6, 2007        April 9, 2007
  April 9, 2007         May 1, 2007
   May 4, 2007          May 17, 2007
   May 17, 2007         May 28, 2007
   May 28, 2007      December 24, 2007
   June 5, 2007      December 25, 2007
December 24, 2007    December 26, 2007
December 25, 2007    December 31, 2007
December 26, 2007     January 1, 2008
December 31, 2007

 January 1, 2008          PORTUGAL
                       April 6, 2007
     FINLAND           April 9, 2007
  April 5, 2007         May 1, 2007
  April 6, 2007      December 25, 2007
  April 9, 2007      December 26, 2007
   May 1, 2007        January 1, 2008
   May 17, 2007
  June 22, 2007          SINGAPORE
 August 15, 2007     February 19, 2007
 December 6, 2007    February 20, 2007
December 24, 2007      April 6, 2007
December 25, 2007       May 1, 2007
December 26, 2007       May 31, 2007
December 31, 2007      August 9, 2007
 January 1, 2008     December 20, 2007
                     December 25, 2007
      FRANCE          January 1, 2008
  April 6, 2007       January 2, 2008
  April 9, 2007
   May 1, 2007            SLOVENIA
December 25, 2007     February 8, 2007
December 26, 2007      March 21, 2007
 January 1, 2008       April 6, 2007
                       April 9, 2007
     GERMANY           April 27, 2007
  April 6, 2007         May 1, 2007
  April 9, 2007         May 2, 2007
   May 1, 2007         June 25, 2007
   May 28, 2007       August 15, 2007
December 24, 2007     October 31, 2007
December 25, 2007     November 1, 2007
December 26, 2007    December 25, 2007
December 31, 2007    December 26, 2007
 January 1, 2008     December 31, 2007
                      January 1, 2008
      GREECE          January 2, 2008
February 19, 1007
  April 6, 2007         SOUTH KOREA
  April 9, 2007      February 19, 2007
   May 1, 2007         March 1, 2007
   May 28, 2007         Mary 1, 2007
 August 15, 2007        May 24, 2007
December 25, 2007       June 6, 2007
December 26, 2007      July 17, 2007
 January 1, 2008      August 15, 2007
                     September 24, 2007
    HONG KONG        September 25, 2007
February 19, 2007    September 26, 2007
February 20, 2007     October 3, 2007
  April 5, 2007      December 19, 2007
  April 6, 2007      December 25, 2007
  April 9, 2007      December 31, 2007
   May 1, 2007        January 1, 2008
   May 24, 2007
  June 19, 2007            SPAIN
   July 2, 2007        April 6, 2007
September 27, 2007     April 9, 2007
 October 1, 2007        May 1, 2007
 October 19, 2007    December 25, 2007
December 25, 2007    December 26, 2007
 January 1, 2008     December 31, 2007
                      January 1, 2008
     ICELAND
  April 5, 2007            SWEDEN
  April 6, 2007        April 6, 2007
  April 9, 2007        April 9, 2007
  April 19, 2007        May 1, 2007

   May 1, 2007          May 17, 2007
   May 17, 2007         June 6, 2007
   May 28, 2007        June 22, 2007
  August 6, 2007     December 24, 2007
December 24, 2007    December 25, 2007
December 25, 2007    December 26, 2007
December 26, 2007    December 31, 2007
December 31, 2007     January 1, 2008
 January 1, 2008
 January 2, 2008        SWITZERLAND
                       April 6, 2007
     IRELAND           April 9, 2007
  April 6, 2007         May 1, 2007
  April 9, 2007         May 17, 2007
   May 7, 2007          May 28, 2007
   May 28, 2007        August 1, 2007
   June 7, 2007      December 24, 2007
 August 15, 2007     December 25, 2007
 October 26, 2007    December 26, 2007
 November 1, 2007    December 31, 2007
December 24, 2007     January 1, 2008
December 25, 2007     January 2, 2008
December 26, 2007
December 31, 2007      UNITED KINGDOM
 January 1, 2008       April 6, 2007
                       April 9, 2007
      ITALY             May 7, 2007
  April 6, 2007         May 28, 2007
  April 9, 2007       August 27, 2007
   May 1, 2007       December 25, 2007
 August 15, 2007     December 26, 2007
December 24, 2007     January 1, 2008
December 25, 2007
December 26, 2007
December 31, 2007
 January 1, 2008

REDEMPTION. The longest redemption cycle for the above Funds is a function of the longest redemption cycles among the countries whose stocks comprise each Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Australian, Japanese Danish and Norwegian securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR DJ WILSHIRE INTERNATIONAL REAL ESTATE ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

    AUSTRALIA           NETHERLANDS
  April 6, 2007        April 6, 2007
  April 9, 2007        April 9, 2007
   May 1, 2007          May 1, 2007
   May 17, 2007      December 25, 2007
   May 28, 2007      December 26, 2007
   June 7, 2007       January 1, 2008
 August 15, 2007
 October 26, 2007       NEW ZEALAND
 November 1, 2007     February 6, 2007
December 24, 2007      April 6, 2007
December 25, 2007      April 9, 2007
December 26, 2007      April 25, 2007
December 31, 2007       June 4, 2007
 January 1, 2008      October 22, 2007
                      November 1, 2007

     AUSTRIA         December 25, 2007
  April 6, 2007      December 26, 2007
  April 9, 2007       January 1, 2008
   May 1, 2007        January 2, 2008
   May 17, 2007
   May 28, 2007         PHILIPPINES
   June 7, 2007        April 5, 2007
 August 15, 2007       April 6, 2007
 October 26, 2007      April 9, 2007
 November 1, 2007       May 1, 2007
December 24, 2007      June 12, 2007
December 25, 2007     August 21, 2007
December 26, 2007     November 1, 2007
December 31, 2007    November 30, 2007
 January 1, 2008     December 21, 2007
                     December 25, 2007
     BELGIUM          January 1, 2008
  April 6, 2007
  April 9, 2007            POLAND
   May 1, 2007         April 9, 2007
December 25, 2007       May 1, 2007
December 26, 2007       May 3, 2007
 January 1, 2008        June 7, 2007
                      August 15, 2007
      CANADA          November 1, 2007
  April 6, 2007      December 25, 2007
   May 21, 2007      December 26, 2007
   July 2, 2007       January 1, 2008
  August 6, 2007
September 3, 2007        SINGAPORE
 October 8, 2007     February 19, 2007
December 25, 2007    February 20, 2007
December 26, 2007      April 6, 2007
 January 1, 2008        May 1, 2007
                        May 31, 2007
      CHILE            August 9, 2007
 January 1, 2007     December 20, 2007
  April 6, 2007      December 25, 2007
   May 1, 2007        January 1, 2008
   May 21, 2007       January 2, 2008
   June 4, 2007
   July 2, 2007         SOUTH AFRICA
 August 15, 2007       March 21, 2007
September 18, 2007     April 6, 2007
September 19, 2007     April 9, 2007
 October 15, 2007      April 27, 2007
 November 1, 2007       May 1, 2007
December 25, 2007      August 9, 2007
 January 1, 2008     September 24, 2007
                     December 17, 2007
      FRANCE         December 25, 2007
  April 6, 2007      December 26, 2007
  April 9, 2007       January 1, 2008
   May 1, 2007
December 25, 2007          SPAIN
December 26, 2007      April 6, 2007
 January 1, 2008       April 9, 2007
                        May 1, 2007
     GERMANY         December 25, 2007
  April 6, 2007      December 26, 2007
  April 9, 2007      December 31, 2007
   May 1, 2007        January 1, 2008
   May 28, 2007
December 24, 2007          SWEDEN
December 25, 2007      April 6, 2007
December 26, 2007      April 9, 2007
December 31, 2007       May 1, 2007
 January 1, 2008        May 17, 2007

                        June 6, 2007
      GREECE           June 22, 2007
February 19, 1007    December 24, 2007
  April 6, 2007      December 25, 2007
  April 9, 2007      December 26, 2007
   May 1, 2007       December 31, 2007
   May 28, 2007       January 1, 2008
 August 15, 2007
December 25, 2007       SWITZERLAND
December 26, 2007      April 6, 2007
 January 1, 2008       April 9, 2007
                        May 1, 2007
    HONG KONG           May 17, 2007
February 19, 2007       May 28, 2007
February 20, 2007      August 1, 2007
  April 5, 2007      December 24, 2007
  April 6, 2007      December 25, 2007
  April 9, 2007      December 26, 2007
   May 1, 2007       December 31, 2007
   May 24, 2007       January 1, 2008
  June 19, 2007       January 2, 2008
   July 2, 2007
September 27, 2007         TAIWAN
 October 1, 2007     February 15, 2007
 October 19, 2007    February 16, 2007
December 25, 2007    February 19, 2007
 January 1, 2008     February 20, 2007
                     February 21, 2007
      ITALY          February 22, 2007
  April 6, 2007      February 23, 2007
  April 9, 2007      February 28, 2007
   May 1, 2007         April 5, 2007
 August 15, 2007       April 6, 2007
December 24, 2007       May 1, 2007
December 25, 2007      June 18, 2007
December 26, 2007      June 19, 2007
December 31, 2007    September 24, 2007
 January 1, 2008     September 25, 2007
                      October 10, 2007
      JAPAN           January 1, 2008
February 12, 2007
  March 21, 2007          THAILAND
  April 20, 2007       March 5, 2007
   May 3, 2007         April 6, 2007
   May 4, 2007         April 13, 2007
  July 16, 2007        April 16, 2007
September 17, 2007      May 1, 2007
September 24, 2007      May 7, 2007
 October 8, 2007        May 31, 2007
November 23, 2007      July 30, 2007
December 24, 2007     August 13, 2007
December 31, 2007     October 23, 2007
 January 1, 2008      December 5, 2007
 January 2, 2008     December 10, 2007
 January 3, 2008     December 31, 2007
 January 7, 2008      January 1, 2008

     MALAYSIA          UNITED KINGDOM
 February 1, 2007      April 6, 2007
February 19, 2007      April 9, 2007
February 20, 2007       May 7, 2007
   May 1, 2007          May 28, 2007
   May 2, 2007        August 27, 2007
 August 31, 2007     December 25, 2007
 October 13, 2007    December 26, 2007
 October 14, 2007     January 1, 2008
 October 15, 2007
 November 8, 2007

December 20, 2007
December 25, 2007
 January 1, 2008
 January 2, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Australian and Japanese securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR FTSE/MACQUARIE GLOBAL INFRASTRUCTURE 100 ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

    AUSTRALIA            INDONESIA
  April 6, 2007        March 19, 2007
  April 9, 2007        April 6, 2007
   May 1, 2007          May 17, 2007
   May 17, 2007         May 18, 2007
   May 28, 2007         June 1, 2007
   June 7, 2007       August 17, 2007
 August 15, 2007      October 12, 2007
 October 26, 2007     October 15, 2007
 November 1, 2007     October 16, 2007
December 24, 2007    December 20, 2007
December 25, 2007    December 21, 2007
December 26, 2007    December 24, 2007
December 31, 2007    December 25, 2007
 January 1, 2008      January 1, 2008

     AUSTRIA               ITALY
  April 6, 2007        April 6, 2007
  April 9, 2007        April 9, 2007
   May 1, 2007          May 1, 2007
   May 17, 2007       August 15, 2007
   May 28, 2007      December 24, 2007
   June 7, 2007      December 25, 2007
 August 15, 2007     December 26, 2007
 October 26, 2007    December 31, 2007
 November 1, 2007     January 1, 2008
December 24, 2007
December 25, 2007          JAPAN
December 26, 2007    February 12, 2007
December 31, 2007      March 21, 2007
 January 1, 2008       April 20, 2007
                        May 3, 2007
      BRAZIL            May 4, 2007
  March 5, 2007        July 16, 2007
  March 12, 2007     September 17, 2007
  March 25, 2007     September 24, 2007
  April 6, 2007       October 8, 2007
   May 1, 2007       November 23, 2007
   June 7, 2007      December 24, 2007
   July 9, 2007      December 31, 2007
September 7, 2007     January 1, 2008
 October 12, 2007     January 2, 2008
 November 2, 2007     January 3, 2008
November 15, 2007     January 7, 2008
November 20, 2007
December 24, 2007         MALAYSIA
December 25, 2007     February 1, 2007
December 31, 2007    February 19, 2007

  January 1, 2008    February 20, 2007
  January 25, 2008      May 1, 2007
                        May 2, 2007
        CANADA         August 31, 2007
   April 6, 2007      October 13, 2007
    May 21, 2007      October 14, 2007
    July 2, 2007      October 15, 2007
   August 6, 2007     November 8, 2007
 September 3, 2007   December 20, 2007
  October 8, 2007    December 25, 2007
 December 25, 2007    January 1, 2008
 December 26, 2007    January 2, 2008
  January 1, 2008
                           PORTUGAL
    CZECH REPUBLIC      April 6, 2007
   April 9, 2007       April 9, 2007
    May 1, 2007         May 1, 2007
    May 8, 2007      December 25, 2007
    July 5, 2007     December 26, 2007
    July 6, 2007      January 1, 2008
September 28, 2007
 December 24, 2007         RUSSIA
 December 25, 2007   February 23, 2007
 December 26, 2007     March 8, 2007
  January 1, 2008      April 30, 2007
                        May 1, 2007
        CHILE            May 9, 2007
  January 1, 2007      June 11, 2007
   April 6, 2007       June 12, 2007
    May 1, 2007       November 5, 2007
    May 21, 2007     December 31, 2007
    June 4, 2007       January 1, 2008
    July 2, 2007       January 2, 2008
  August 15, 2007      January 3, 2008
September 18, 2007     January 4, 2008
September 19, 2007     January 5, 2008
 October 15, 2007      January 8, 2008
 November 1, 2007
 December 25, 2007      SOUTH KOREA
  January 1, 2008     February 19, 2007
                       March 1, 2007
        FRANCE           Mary 1, 2007
   April 6, 2007        May 24, 2007
   April 9, 2007        June 6, 2007
    May 1, 2007        July 17, 2007
 December 25, 2007    August 15, 2007
 December 26, 2007   September 24, 2007
  January 1, 2008    September 25, 2007
                     September 26, 2007
       GERMANY         October 3, 2007
   April 6, 2007     December 19, 2007
   April 9, 2007     December 25, 2007
    May 1, 2007      December 31, 2007
    May 28, 2007      January 1, 2008
 December 24, 2007
  December 25, 2007         SPAIN
 December 26, 2007     April 6, 2007
 December 31, 2007     April 9, 2007
  January 1, 2008       May 1, 2007
                     December 25, 2007
       GREECE        December 26, 2007
 February 19, 1007   December 31, 2007
   April 6, 2007      January 1, 2008
   April 9, 2007
    May 1, 2007         SWITZERLAND
    May 28, 2007       April 6, 2007
  August 15, 2007      April 9, 2007
 December 25, 2007      May 1, 2007

 December 26, 2007      May 17, 2007
  January 1, 2008       May 28, 2007
                       August 1, 2007
     HONG KONG       December 24, 2007
 February 19, 2007   December 25, 2007
 February 20, 2007   December 26, 2007
   April 5, 2007     December 31, 2007
   April 6, 2007      January 1, 2008
   April 9, 2007      January 2, 2008
    May 1, 2007
    May 24, 2007       UNITED KINGDOM
   June 19, 2007       April 6, 2007
    July 2, 2007       April 9, 2007
September 27, 2007      May 7, 2007
  October 1, 2007       May 28, 2007
  October 19, 2007    August 27, 2007
 December 25, 2007   December 25, 2007
  January 1, 2008    December 26, 2007
                      January 1, 2008
       INDIA
 February 16, 2007
   March 27, 2007
   April 6, 2007
    May 1, 2007
    May 2, 2007
  August 15, 2007
 September 2, 2007
 December 21, 2007
 December 25, 2007
  January 1, 2008
 January 25, 2008
 January 29, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Indonesian, Russian and South Korean securities markets presented the worst-case redemption cycle for each Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR MSCI ACWI ex-US ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

    AUSTRALIA              JORDAN
  April 6, 2007        April 1, 2007
  April 9, 2007         May 1, 2007
   May 1, 2007        August 11, 2007
   May 17, 2007       October 13, 2007
   May 28, 2007       October 14, 2007
   June 7, 2007       October 15, 2007
 August 15, 2007      October 16, 2007
 October 26, 2007    November 14, 2007
 November 1, 2007    December 25, 2007
December 24, 2007      January 1, 2008
December 25, 2007     January 2, 2008
December 26, 2007     January 3, 2008
December 31, 2007     January 4, 2008
 January 1, 2008      January 20, 2007
                      January 30, 2007
    ARGENTINA
 January 1, 2007          MALAYSIA
  April 2, 2007

  April 5, 2007       February 1, 2007
  April 6, 2007      February 19, 2007
   May 1, 2007       February 20, 2007
   May 2, 2007          May 1, 2007
   May 5, 2007          May 2, 2007
  June 18, 2007       August 31, 2007
   July 9, 2007       October 13, 2007
 August 20, 2007      October 14, 2007
 October 15, 2007     October 15, 2007
 November 6, 2007     November 8, 2007
December 25, 2007    December 20, 2007
  January 1, 2008    December 25, 2007
                      January 1, 2008
     AUSTRIA          January 2, 2008
  April 6, 2007
  April 9, 2007            MEXICO
   May 1, 2007        February 5, 2007
   May 17, 2007        March 19, 2007
   May 28, 2007        April 5, 2007
   June 7, 2007        April 6, 2007
 August 15, 2007        May 1, 2007
 October 26, 2007     November 2, 2007
 November 1, 2007    November 19, 2007
December 24, 2007    December 12, 2007
December 25, 2007    December 25, 2007
December 26, 2007     January 1, 2008
December 31, 2007
 January 1, 2008         MOROCCO
                      March 31, 2007
     BELGIUM           April 1, 2007
  April 6, 2007         May 1, 2007
  April 9, 2007        July 30, 2007
   May 1, 2007        August 14, 2007
December 25, 2007     August 20, 2007
December 26, 2007     August 21, 2007
 January 1, 2008      October 13, 2007
                      October 14, 2007
      BRAZIL          November 6, 2007
  March 5, 2007      December 20, 2007
  March 12, 2007     December 25, 2007
  March 25, 2007      January 1, 2008
  April 6, 2007
   May 1, 2007          NETHERLANDS
   June 7, 2007        April 6, 2007
   July 9, 2007        April 9, 2007
September 7, 2007       May 1, 2007
 October 12, 2007    December 25, 2007
 November 2, 2007    December 26, 2007
November 15, 2007     January 1, 2008
November 20, 2007
December 24, 2007       NEW ZEALAND
December 25, 2007     February 6, 2007
December 31, 2007      April 6, 2007
 January 1, 2008       April 9, 2007
 January 25, 2008      April 25, 2007
                        June 4, 2007
      CANADA          October 22, 2007
  April 6, 2007       November 1, 2007
   May 21, 2007      December 25, 2007
   July 2, 2007      December 26, 2007
  August 6, 2007      January 1, 2008
September 3, 2007     January 2, 2008
 October 8, 2007
December 25, 2007          NORWAY
December 26, 2007      April 5, 2007
 January 1, 2008       April 6, 2007
                       April 9, 2007
      CHILE             May 1, 2007

 January 1, 2007        May 17, 2007
  April 6, 2007         May 28, 2007
   May 1, 2007       December 24, 2007
   May 21, 2007      December 25, 2007
   June 4, 2007      December 26, 2007
   July 2, 2007      December 31, 2007
 August 15, 2007      January 1, 2008
September 18, 2007
September 19, 2007        PAKISTAN
 October 15, 2007     January 25, 2007
 November 1, 2007     January 26, 2007
December 25, 2007     February 5, 2007
 January 1, 2008       March 23, 2007
                       March 31, 2007
     COLUMBIA           May 1, 2007
  March 19, 2007      August 14, 2007
  April 5, 2007       October 11, 2007
  April 6, 2007       October 12, 2007
   May 1, 2007        October 13, 2007
   May 21, 2007       November 9, 2007
  June 11, 2007      December 18, 2007
  June 18, 2007      December 19, 2007
   July 2, 2007      December 25, 2007
  July 20, 2007       January 1, 2008
  August 7, 2007
 August 20, 2007            PERU
 October 15, 2007      April 5, 2007
 November 5, 2007      April 6, 2007
November 12, 2007       May 1, 2007
December 25, 2007      June 29, 2007
 January 1, 2008      August 30, 2007
 January 7, 2008      October 8, 2007
                      November 1, 2007
  CZECH REPUBLIC     December 25, 2007
  April 9, 2007       January 1, 2008
   May 1, 2007
   May 8, 2007          PHILIPPINES
   July 5, 2007        April 5, 2007
   July 6, 2007        April 6, 2007
September 28, 2007     April 9, 2007
December 24, 2007       May 1, 2007
December 25, 2007      June 12, 2007
December 26, 2007     August 21, 2007
 January 1, 2008      November 1, 2007
                     November 30, 2007
     DENMARK         December 21, 2007
  April 5, 2007      December 25, 2007
  April 6, 2007       January 1, 2008
  April 9, 2007
   May 4, 2007             POLAND
   May 17, 2007        April 9, 2007
   May 28, 2007         May 1, 2007
   June 5, 2007         May 3, 2007
December 24, 2007       June 7, 2007
December 25, 2007     August 15, 2007
December 26, 2007     November 1, 2007
December 31, 2007    December 25, 2007
 January 1, 2008     December 26, 2007
                      January 1, 2008
      EGYPT
  March 31, 2007          PORTUGAL
  April 8, 2007        April 6, 2007
  April 9, 2007        April 9, 2007
  April 25, 2007        May 1, 2007
   July 1, 2007      December 25, 2007
  July 23, 2007      December 26, 2007
 October 13, 2007     January 1, 2008
 October 14, 2007

December 19, 2007          RUSSIA
December 20, 2007    February 23, 2007
December 21, 2007      March 8, 2007
 January 1, 2008       April 30, 2007
 January 2, 2008        May 1, 2007
 January 20, 2008       May 9, 2007
                       June 11, 2007
     FINLAND           June 12, 2007
  April 5, 2007       November 5, 2007
  April 6, 2007      December 31, 2007
  April 9, 2007        January 1, 2008
   May 1, 2007        January 2, 2008
   May 17, 2007       January 3, 2008
  June 22, 2007       January 4, 2008
 August 15, 2007      January 5, 2008
 December 6, 2007     January 8, 2008
December 24, 2007
December 25, 2007        SINGAPORE
December 26, 2007    February 19, 2007
December 31, 2007    February 20, 2007
 January 1, 2008       April 6, 2007
                        May 1, 2007
      FRANCE            May 31, 2007
  April 6, 2007        August 9, 2007
  April 9, 2007      December 20, 2007
   May 1, 2007       December 25, 2007
December 25, 2007     January 1, 2008
December 26, 2007     January 2, 2008
 January 1, 2008
                        SOUTH AFRICA
     GERMANY           March 21, 2007
  April 6, 2007        April 6, 2007
  April 9, 2007        April 9, 2007
   May 1, 2007         April 27, 2007
   May 28, 2007         May 1, 2007
December 24, 2007      August 9, 2007
December 25, 2007    September 24, 200
December 26, 2007    December 17, 2007
December 31, 2007    December 25, 2007
 January 1, 2008     December 26, 2007
                      January 1, 2008
      GREECE
February 19, 1007       SOUTH KOREA
  April 6, 2007      February 19, 2007
  April 9, 2007        March 1, 2007
   May 1, 2007          Mary 1, 2007
   May 28, 2007         May 24, 2007
 August 15, 2007        June 6, 2007
December 25, 2007      July 17, 2007
December 26, 2007     August 15, 2007
 January 1, 2008     September 24, 2007
                     September 25, 2007
    HONG KONG        September 26, 2007
February 19, 2007     October 3, 2007
February 20, 2007    December 19, 2007
  April 5, 2007      December 25, 2007
  April 6, 2007      December 31, 2007
  April 9, 2007       January 1, 2008
   May 1, 2007
   May 24, 2007            SPAIN
  June 19, 2007        April 6, 2007
   July 2, 2007        April 9, 2007
September 27, 2007      May 1, 2007
 October 1, 2007     December 25, 2007
 October 19, 2007    December 26, 2007
December 25, 2007    December 31, 2007
 January 1, 2008      January 1, 2008

     HUNGARY             SRI LANKA
  March 15, 2007      February 1, 2007
  March 16, 2007     February 15, 2007
  April 9, 2007      February 16, 2007
  April 30, 2007       April 2, 2007
   May 1, 2007         April 3, 2007
   May 28, 2007        April 6, 2007
 August 20, 2007       April 12, 2007
 October 22, 2007      April 13, 2007
 October 23, 2007       May 1, 2007
 November 1, 2007       May 2, 2007
 November 2, 2007       May 31, 2007
December 24, 2007     August 28, 2007
December 25, 2007    September 26, 2007
December 26, 2007     October 25, 2007
December 31, 2007     November 8, 2007
 January 1, 2008     December 21, 2007
                     December 25, 2007
      INDIA           January 1, 2008
February 16, 2007     January 3, 2008
  March 27, 2007      January 14, 2008
  April 6, 2007
   May 1, 2007             SWEDEN
   May 2, 2007         April 6, 2007
 August 15, 2007       April 9, 2007
September 2, 2007       May 1, 2007
December 21, 2007       May 17, 2007
December 25, 2007       June 6, 2007
 January 1, 2008       June 22, 2007
 January 25, 2008    December 24, 2007
 January 29, 2008    December 25, 2007
                     December 26, 2007
    INDONESIA        December 31, 2007
  March 19, 2007      January 1, 2008
  April 6, 2007
   May 17, 2007         SWITZERLAND
   May 18, 2007        April 6, 2007
   June 1, 2007        April 9, 2007
 August 17, 2007        May 1, 2007
 October 12, 2007       May 17, 2007
 October 15, 2007       May 28, 2007
 October 16, 2007      August 1, 2007
December 20, 2007    December 24, 2007
December 21, 2007    December 25, 2007
December 24, 2007    December 26, 2007
December 25, 2007    December 31, 2007
 January 1, 2008      January 1, 2008
                      January 2, 2008
     IRELAND
  April 6, 2007            TAIWAN
  April 9, 2007      February 15, 2007
   May 7, 2007       February 16, 2007
   May 28, 2007      February 19, 2007
   June 7, 2007      February 20, 2007
 August 15, 2007     February 21, 2007
 October 26, 2007    February 22, 2007
 November 1, 2007    February 23, 2007
December 24, 2007    February 28, 2007
December 25, 2007      April 5, 2007
December 26, 2007      April 6, 2007
December 31, 2007       May 1, 2007
 January 1, 2008       June 18, 2007
                       June 19, 2007
      ISRAEL         September 24, 2007
  April 2, 2007      September 25, 2007
  April 3, 2007       October 10, 2007
  April 8, 2007       January 1, 2008
  April 9, 2007

  April 23, 2007          THAILAND
  April 24, 2007       March 5, 2007
   May 22, 2007        April 6, 2007
   May 23, 2007        April 13, 2007
  July 24, 2007        April 16, 2007
September 12, 2007      May 1, 2007
September 13, 2007      May 7, 2007
September 14, 2007      May 31, 2007
September 21, 2007     July 30, 2007
September 26, 2007    August 13, 2007
September 27, 2007    October 23, 2007
 October 3, 2007      December 5, 2007
 October 4, 2007     December 10, 2007
                     December 31, 2007
      ITALY           January 1, 2008
  April 6, 2007
  April 9, 2007            TURKEY
   May 1, 2007         April 23, 2007
 August 15, 2007      August 30, 2007
December 24, 2007     October 11, 2007
December 25, 2007     October 12, 2007
December 26, 2007     October 29, 2007
December 31, 2007    November 23, 2007
 January 1, 2008     December 19, 2007
                     December 20, 2007
      JAPAN          December 21, 2007
February 12, 2007     January 1, 2008
  March 21, 2007      January 2, 2008
  April 20, 2007      January 3, 2008
   May 3, 2007
   May 4, 2007         UNITED KINGDOM
  July 16, 2007        April 6, 2007
September 17, 2007     April 9, 2007
September 24, 2007      May 7, 2007
 October 8, 2007        May 28, 2007
November 23, 2007     August 27, 2007
December 24, 2007    December 25, 2007
December 31, 2007    December 26, 2007
 January 1, 2008      January 1, 2008
 January 2, 2008
 January 3, 2008
 January 7, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Indonesian, Russian and Turkish securities markets presented the worst-case redemption cycle for the Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR RUSSELL/NOMURA PRIME JAPAN ETF

SPDR RUSSELL/NOMURA SMALL CAP JAPAN ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the Japanese securities market are as follows:

                                February 12, 2007
                                 March 21, 2007
                                 April 20, 2007
                                   May 3, 2007
                                   May 4, 2007
                                  July 16, 2007
                               September 17, 2007
                               September 24, 2007
                                 October 8, 2007
                                November 23, 2007

                                December 24, 2007
                                December 31, 2007
                                 January 1, 2008
                                 January 2, 2008
                                 January 3, 2008
                                 January 7, 2008

REDEMPTION. The longest redemption cycle for the above Funds is a function of the longest redemption cycles among the countries whose stocks comprise each Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Japanese securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

APPENDIX B

PROXY VOTING POLICY                           (SSGA FUNDS MANAGEMENT, INC. LOGO)

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

     (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

     (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes.

For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.   Generally, FM votes for the following ballot items:

Board of Directors

     - Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

     - Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

     - Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

     - Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

     - Mandates requiring a majority of independent directors on the Board of Directors

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

     -    Elimination of cumulative voting

     -    Establishment of confidential voting

Auditors

     - Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

     - Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

     -    Discharge of auditors*

     - Approval of financial statements, auditor reports and allocation of income

     -    Requirements that auditors attend the annual meeting of shareholders

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

     - Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

     - Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

     - Capitalization changes which eliminate other classes of stock and/or unequal voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

     - Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

     -    Elimination of shareholder rights plans ("poison pill")

     - Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

     - Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

     - Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

     -    Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     - Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

     - Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

     - Expansions to reporting of financial or compensation-related information, within reason

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee --

Routine Business Items

     - General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

     -    Change in Corporation Name

     - Mandates that amendments to bylaws or charters have shareholder approval

Other

     -    Adoption of anti-"greenmail" provisions, provided that the proposal:
          (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

     - Establishment of classified boards of directors, unless 80% of the board is independent

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders' Right to Call Special Meetings

     - Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

     - Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

     - Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and
                    (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

               - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

     - Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

     - Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     -    Adjournment of Meeting to Solicit Additional Votes

     - Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

     - Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

     -    Retirement bonuses for non-executive directors and auditors

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee --

Routine Business Items

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     - Reincorporation in a location which has more stringent anti-takeover and related provisions

     - Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

     - Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

     - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

     -    For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, ISS or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.